UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

––––––––––––––––––––––––––––

Schedule 14A

____________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

HEART TEST LABORATORIES, INC.
(Name of Registrant as Specified in its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT

550 Reserve Street, Suite 360
Southlake, TX 76092

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 17, 2024

To the Shareholders of Heart Test Laboratories, Inc.:

We are pleased to invite you to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Heart Test Laboratories, Inc., a Texas corporation (the “Company”), which will be held virtually via a live audio webcast at https://web.lumiagm.com/293046675 on Wednesday, January 17, 2024, at 9:00 a.m. Eastern Time, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.      to elect two members of our Class I board of directors and two members of our Class II board of directors identified in the accompanying proxy statement to hold office until the next applicable annual meeting of the Company’s shareholders;

2.      to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock issuable by the Company pursuant to the Company’s Equity Line of Credit;

3.      to approve the Company’s 2023 Equity Incentive Plan, as amended;

4.      to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2024;

5.      to approve an amendment to the Company’s Amended and Restated Certificate of Formation to effect, at the sole discretion of the Company’s Board of Directors, a reverse stock split of its issued and outstanding shares of common stock, $0.001 par value per share, at a ratio to be determined in the sole discretion of the Company’s Board of Directors within a range of one-for-two through one-for-one hundred;

6.      to approve an amendment to the Company’s Amended and Restated Certificate of Formation to change the name of the Company from “Heart Test Laboratories, Inc.” to “HeartSciences Inc.”;

7.      to approve an amendment to the Company’s Amended and Restated Certificate of Formation to decrease the number of shares of common stock needed to establish a quorum for meetings of shareholders; and

8.      to approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

9.      to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the Company’s Second Amended and Restated Bylaws, the Company’s Board of Directors has fixed the close of business on November 20, 2023 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. Holders of the Company’s common stock and holders of shares of the Company’s Series C Convertible Preferred Stock are entitled to vote at the Annual Meeting.

Thank you for your ongoing support and continued interest in the Company.

By Order of the Board of Directors,
/s/ Andrew Simpson
Andrew Simpson
Chairman and Chief Executive Officer
Southlake, Texas
December 8, 2023

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF
COMMON STOCK AND/OR SERIES C PREFERRED STOCK YOU OWN!

You are cordially invited to attend the Annual Meeting, which will be held virtually via a live audio webcast at https://web.lumiagm.com/293046675. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) THROUGH THE INTERNET, (2) BY PHONE OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

If you are a shareholder of record, please vote by the internet or by telephone, or, if you elect to receive a paper proxy card by mail, by completing, dating, signing and returning the proxy mailed to you. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote in person online if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker, bank, or other nominee), you will receive instructions from your nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the internet if your voting instructions from your nominee include instructions for doing so. Even if you have voted by proxy, you may still vote online at the virtual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Our Proxy Statement is attached. The Proxy Statement, Proxy Card and 2023 Annual Report may be accessed over the internet free of charge at https://www.astproxyportal.com/ast/26868 and following the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

Whether or not you expect to attend the Annual Meeting, please make sure you vote so that your shares will be represented at the Annual Meeting. Our shareholders can vote over the internet or by telephone as specified in the accompanying voting instructions or by completing and returning a proxy card. This will ensure the presence of a quorum at the Annual Meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy and voting your stock virtually. If you fail to return your proxy card, grant your proxy electronically over the Internet, submit your vote over the phone, or vote virtually at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting.

We encourage you to read the accompanying proxy materials carefully. If you have any questions concerning the Annual Meeting or the accompanying proxy materials, would like additional copies of the proxy materials or need help voting your shares of common stock or Series C Preferred Stock, please contact our Office Manager at (737) 414-9213.

Thank you for your participation. We look forward to your continued support.

PROXY STATEMENT

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
CORPORATE GOVERNANCE	9
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	12
DIRECTOR COMPENSATION	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS	18
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	21
PROPOSAL NO. 2 — APPROVAL OF THE ELOC ISSUANCE PROPOSAL	26
PROPOSAL NO. 3 — APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN, AS AMENDED	29
PROPOSAL NO. 4 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF FORMATION TO EFFECT A REVERSE SPLIT	37
PROPOSAL NO. 6 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF FORMATION TO EFFECT A NAME CHANGE	42
PROPOSAL NO. 7 — APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF FORMATION TO EFFECT A REDUCTION OF THE QUORUM REQUIREMENT	43
PROPOSAL NO. 8. — APPROVAL OF AN ADJOURMENT OF THE ANNUAL MEETING TO A LATER DATE OR TIME IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING	44
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	45
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	46
EXECUTIVE COMPENSATION	47
PARTICIPANTS IN THE SOLICITATION	50
EXPENSES OF SOLICITATION	50
OTHER INFORMATION	50
APPENDIX A-1 — 2023 EQUITY INCENTIVE PLAN	A-1-1
APPENDIX A-2 — AMENDMENT NO. 1 TO 2023 EQUITY INCENTIVE PLAN	A-2-1

i

550 Reserve Street, Suite 360

Southlake, TX 76092

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 17, 2024

The board of directors of Heart Test Laboratories, Inc., a Texas corporation (“we,” “us,” “our,” HeartSciences” or “our Company”) solicits the enclosed proxy for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually via a live audio webcast at https://web.lumiagm.com/293046675 on Wednesday, January 17, 2024, at 9:00 a.m. Eastern Time, and for any adjournment or postponement thereof. This proxy statement (this “Proxy Statement”) is being made available to shareholders on or about December 8, 2023.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1. Q: Why am I receiving this proxy statement?

A:  The Board is soliciting your proxy to vote at the Annual Meeting because you owned shares of HeartSciences common stock or Series C Preferred Stock at the close of business on November 20, 2023 (the “Record Date”) and are therefore entitled to vote at the Annual Meeting. This proxy statement summarizes the information that you need to know in order to cast your vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of HeartSciences common stock or Series C Preferred Stock.

Under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we intend to mail the full set of our proxy materials, including this proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended April 30, 2023, to our shareholders of record as of the Record Date entitled to vote at the Annual Meeting, on or around December 11, 2023. The proxy materials are also available to view and download over the internet free of charge at https://www.astproxyportal.com/ast/26868.

2. Q: What is the purpose of the Annual Meeting?

A:  At the Annual Meeting, our shareholders will act upon the matters outlined in this Proxy Statement, including:

•        election of two members of our Class I board of directors, the director nominees being Bruce Bent and Brian Szymczak, and election of two members of our Class II board of directors, the director nominees being Mark Hilz and David R. Wells (Proposal No. 1);

•        approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the full issuance of shares of common stock issuable by us pursuant to our Equity Line of Credit (the “ELOC Issuance Proposal”) (Proposal No. 2);

•        approval of our 2023 Equity Incentive Plan, as amended (Proposal No. 3);

•        ratification of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024 (Proposal No. 4);

•        approval of an amendment to our Amended and Restated Certificate of Formation (the “Certificate of Formation”) to effect, at the sole discretion of the Company’s Board of Directors, a reverse stock split of our issued and outstanding shares of common stock, $0.001 par value per share (the “common stock”), at a ratio to be determined in the sole discretion of our Board of Directors within a range of one-for-two through one-for-one hundred (the “Reverse Split”) (Proposal No. 5);

•        approval of an amendment to our Certificate of Formation to change the name of our Company from Heart Test Laboratories, Inc. to HeartSciences Inc. (the “Name Change”) (Proposal No. 6); and

•        approval of an amendment to our Certificate of Formation to decrease the number of shares of common stock needed to establish a quorum for meetings of shareholders (the “Quorum Reduction”) (Proposal No. 7).

•        approval of the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting (Proposal No. 8).

Certain members of our board of directors and management and representatives of Haskell & White LLP, our independent registered public accounting firm, are expected to be present at the Annual Meeting or at any adjournment or postponement thereof to respond to appropriate questions from shareholders.

3. Q: What is the date, time and place of the Annual Meeting?

A:  The Annual Meeting will be held virtually via a live audio webcast at https://web.lumiagm.com/293046675 on Wednesday, January 17, 2024, beginning at 9:00 a.m. Eastern Time. Any shareholder can listen to and participate in the Annual Meeting via the live audio webcast, and we believe that a virtual meeting provides expanded shareholder access and participation and improved communications, while affording shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically and submit questions and comments during the meeting in accordance with the rules of conduct for the meeting. We encourage you to attend online and participate.

4. Q: How do I attend and ask questions during the Annual Meeting?

A:  We will be hosting the Annual Meeting via live audio webcast only. The meeting will start at 9:00 a.m. Eastern Time on Wednesday, January 17, 2024. Shareholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

You can attend the meeting by accessing https://web.lumiagm.com/293046675 and entering password, hearttest2024 as well as the 11-digit control number included on your Notice or your proxy card if you received one by mail. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, EQ — Equiniti Trust Company, LLC (“Equiniti”), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.

Beneficial owners who do not have a control number may gain access to the meeting by registering in advance. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Heart Test Laboratories holdings along with your name and email address to Equiniti. Requests for registration must be labelled as “Legal Proxy” emailed to Proxy@equiniti.com and must be received no later than 11:59 p.m., Eastern Time, on Thursday, January 11, 2024. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following: by email — forward the email from your broker, or attach an image of your legal proxy, to danielle.watson@heartsciences.com or by mail to EQ, ATTN: EQ Mail Services, 6201 15th Avenue., Brooklyn, NY 11219.

Shareholders holding shares in “street name” may choose to enter as a guest. To log in as a guest, participants would visit https://web.lumiagm.com/293046675, then select “Log in as a Guest”. After selecting this option, they will be prompted to enter in their name and email address. After doing so, you will be allowed into the meeting. Note: guests cannot ask questions.

We recommend that you log in a few minutes before 9:00 a.m. Eastern Time to ensure you are logged in when the Annual Meeting begins.

If you would like to submit a question during the Annual Meeting after you are logged in, questions can be submitted by accessing the meeting center at https://web.lumiagm.com/#/m/293046675. Please click on the “Messaging” icon at the top of the left side of your screen, type your question into the text box, then click the “send” icon at the right of that text box. Please note that in the interest of all shareholders, we will only address those questions that are pertinent to the business of the meeting as we determine in our sole discretion. To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

•        You may submit questions and comments only electronically via the “Messaging” function through the meeting portal https://web.lumiagm.com/#/m/293046675 during the Annual Meeting.

•        Only shareholders of record as of the record date for the Annual Meeting and their proxy holders may submit questions or comments.

•        Please direct all questions to Andrew Simpson, our Chairman, Chief Executive Officer and Director.

•        Please include your name and affiliation, if any, when submitting a question or comment.

•        Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.

•        Questions may be grouped by topic by our management.

•        Questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

•        Be respectful of your fellow shareholders and Annual Meeting participants.

•        No audio or video recordings of the Annual Meeting are permitted.

If you attend the virtual meeting as described above, you will be deemed to be attending in person, as provided by Texas law. Information on how to vote at the Annual Meeting is discussed below.

5. Q: Who is entitled to vote at the Annual Meeting?

A:  Only common shareholders and the holders of our Series C Convertible Preferred Stock, $0.001 par value per share (the “Series C Preferred Stock”), as of the close of business on November 20, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 48,597,129 shares of our common stock and 5,289,143 shares of our common stock entitled to vote issuable upon the conversion of the 380,440 shares of our issued and outstanding Series C Preferred Stock issued and outstanding as of such date. The holders of our Series C Preferred Stock shall vote together with the holders of common stock at the Annual Meeting, or at any adjournment or postponement thereof, as a single class and on an as converted to common stock basis.

6. Q: What are the voting rights of the holders of our common stock and Series C Preferred Stock?

A:  Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Annual Meeting, or at any adjournment or postponement thereof. Each outstanding share of our Series C Preferred Stock shall vote together with the holders of common stock at the Annual Meeting, or at any adjournment or postponement thereof, as a single class and on an as converted to common stock basis.

7. Q: Which of my shares may I vote?

A:  All shares owned by you as of the close of business on the Record Date may be voted by you. These shares include shares that are (i) held directly in your name as the shareholder of record and (ii) held for you as the beneficial owner through a broker, bank or other nominee.

8. Q: Who can attend the Annual Meeting?

A: The Annual Meeting will be held virtually via a live audio webcast at https://web.lumiagm.com/293046675 on Wednesday, January 17, 2024 beginning at 9:00 a.m. Eastern Time / 8:00 a.m. Central Time. Any shareholder can listen to and participate in the Annual Meeting or at any adjournment or postponement thereof via the live audio webcast, and we believe that a virtual meeting provides expanded shareholder access and participation and improved communications, while affording shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically and submit questions and comments during the meeting in accordance with the rules of conduct for the meeting.

Even if your shares are held in “street name,” as the beneficial owner of shares, you are invited to attend the Annual Meeting. However, if you wish to attend the Annual Meeting, please have your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification ready. We reserve the right to deny admission to anyone who cannot show valid identification or sufficient proof of share ownership as of the Record Date. We encourage you to attend online and participate.

Please contact us at (682) 237-7781 or danielle.watson@heartsciences.com for instructions on how to access the live audio webcast to the Annual Meeting.

9. Q: Can I find out who the shareholders are?

A:  A list of shareholders as of the Record Date will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the Office Manager of the Company at the above address, and at the time and place of the Annual Meeting, or at any adjournment or postponement thereof.

10. Q: What constitutes a quorum?

A:  Presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of an aggregate of: (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of our Series C Preferred Stock, outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Abstentions and broker non-votes are included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum exists. At the close of business on the Record Date, we had 48,597,129 shares of our common stock issued and outstanding and entitled to vote and 5,289,143 shares of our common stock entitled to vote issuable upon the conversion of the 380,440 shares of our issued and outstanding Series C Preferred Stock. As described above, shareholders attending the virtual meeting will be deemed to be attending in person, as provided by Texas law, and their shares will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares so represented may adjourn the Annual Meeting without further notice.

11. Q: What is the difference between holding shares as a “record holder” versus a “beneficial owner”?

A:  Some of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Record holders — If your shares are registered directly in your name with our transfer agent, Equiniti, you are, with respect to those shares, the shareholder of record or “record holder.” As the record holder, you have the right to grant your voting proxy directly to us or to vote virtually at the Annual Meeting, or at any adjournment or postponement thereof. We have enclosed or sent a proxy card for you to use. You may also vote by mail, over the internet or by telephone, as described below under the heading “Voting — How do I vote?”

Beneficial owners — If your shares are held in a brokerage account or bank or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote or to vote virtually at the Annual Meeting, or at any adjournment or postponement thereof.

However, since you are not a record holder, you may not vote these shares in person at the Annual Meeting, or at any adjournment or postponement thereof, unless you obtain a “legal proxy” from your nominee (who is the record holder), giving you the right to vote the shares. If you do not wish to vote virtually, you may vote by mail, or by telephone, as described below under the heading “Voting — How can I vote?”

12. Q: How do I vote?

A:  If on the Record Date you are a registered shareholder of common stock or a holder of Series C Preferred Stock, meaning that you hold your shares through an account with our transfer agent, Equiniti, and you wish to vote prior to the Annual Meeting, or at any adjournment or postponement thereof, you may vote over the Internet, by mail or virtually at the Annual Meeting:

•        Over the Internet.    Go to the website of our tabulator, Equiniti, at www.voteproxy.com. Have your proxy card in hand when you access the website and follow the instructions to vote your shares. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on January 16, 2024, the day prior to the Annual Meeting, for your proxy to be valid and your vote to count.

•        By Mail.    Complete and sign your proxy card and mail it to EQ, ATTN: EQ Mail Services, 6201 15th Avenue., Brooklyn, NY 11219, in the postage prepaid envelope we provided. Equiniti must receive the proxy card not later than January 16, 2024, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

•        To vote in person online.    If you attend the Annual Meeting, or at any adjournment or postponement thereof, you may vote online by visiting https://web.lumiagm.com/293046675 and entering password, hearttest2024. Please have your 11-digit control number to join the Annual Meeting. We recommend logging in a few minutes before 9:00 Eastern time on January 17, 2024 to ensure you are logged in when the Annual Meeting starts.

•        By Telephone.    Call toll-free 1-800-proxies (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

•        If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you received the proxy materials directly from Broadridge, follow the instructions above for shareholders of record. If you received the proxy materials from your bank, broker or other nominee, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. If you would like to vote in person virtually at the Annual Meeting, or at any adjournment or postponement thereof, contact your bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting, or at any adjournment or postponement thereof, along with a bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement. You will not be able to vote shares you hold in street name in person virtually at the Annual Meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

13. Q: What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

If you have any technical difficulties or any questions regarding the virtual meeting website, please access https://go.lumiglobal.com/faq. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://ir.heartsciences.com, including information on when the meeting will be reconvened.

14. Q: What if I do not specify how my shares are to be voted?

A:  If you are the shareholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our board of directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items but not with respect to “non-routine” items.

Please note that at the Annual Meeting, or at any adjournment or postponement thereof, we believe that only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 4), the approval of an amendment to our Certificate of Formation to effect the Reverse Split and the Name Change (Proposals No. 5 and No. 6) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 8), will be considered a “routine” matter. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes”. We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendations of our board of directors, and therefore “FOR” Proposal No. 4, “FOR” Proposal No. 5, “FOR” Proposal No. 6 and “FOR” Proposal No. 8.

We believe that all other proposals will be considered “non-routine” items, and your broker will not have discretion to vote on these proposals. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “broker non-votes.”

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

15. Q: What is a broker non-vote?

A:  Generally, a broker non-vote occurs when shares held by a nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner with respect to such proposal (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions) and (ii) the nominee lacks discretionary voting power to vote such shares. Under the rules of The Nasdaq Capital Market (“Nasdaq”), a nominee does not have discretionary voting power with respect to “non-routine” matters or the election of directors. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 4), approval of an amendment to our Certificate of Formation to effect the Reverse Split and the Name Change (Proposals No. 5 and No. 6) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 8), are routine matters and the other proposals are non-routine matters.

If you are the beneficial owner of our common stock, your nominee will send you directions on how you can instruct them to vote.

16. Q: May I change my vote after I return my proxy?

A:  Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised. Record holders may change their vote by:

•        a timely, valid, later-dated proxy;

•        a timely written notice of revocation submitted to our Office Manager at our principal executive offices at 550 Reserve Street, Suite 360, Southlake, TX 76092, Attention: Gene Gephart; or

•        You may attend the virtual Annual Meeting or at any adjournment or postponement thereof, and vote online. Simply virtually attending the Annual Meeting will not, by itself, revoke your proxy.

Beneficial owners may change their vote by complying with the instructions on their voting instruction cards.

17. Q: How does the Company’s board of directors recommend that I vote?

A:  The Company’s board of directors recommends that you vote your shares:

•        FOR each of the Class I and Class II director nominees named in this Proxy Statement (Proposal No. 1);

•        FOR the approval of the ELOC Issuance Proposal (Proposal No. 2);

•        FOR the approval of our 2023 Equity Incentive Plan, as amended (Proposal No. 3);

•        FOR the ratification of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024 (Proposal No. 4);

•        FOR the approval of an amendment to our Certificate of Formation to effect, at the sole discretion of the Company’s Board of Directors, the Reverse Split (Proposal No. 5);

•        FOR the approval of an amendment to our Certificate of Formation to effect the Name Change (Proposal No. 6);

•        FOR the approval of an amendment to our Certificate of Formation to effect the Quorum Reduction (Proposal No. 7); and

•        FOR the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 8).

18. Q: Vote Requirement — How many votes are required to approve each item?

A:  Election of directors (Proposal No. 1) — If a quorum is present, a plurality of the votes cast shall be sufficient to elect directors (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting or withholding your vote by voting “abstain” (or a direction to your broker, bank or other nominee to withhold your vote, called a “broker non-vote”) is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

Approval of ELOC Issuance Proposal (Proposal No. 2) — If a quorum is present, the vote on the approval of the ELOC Issuance Proposal will be determined based on a majority of the votes cast (that is the number of votes cast in favor of approval of the ELOC Issuance Proposal exceeds the number of votes cast against approval of the ELOC Issuance Proposal). This means that the option that receives the most votes will be recommended by the shareholders to our board of directors. For purposes of this proposal, a failure to vote or withholding your vote (or a broker non-vote) is not counted as a vote cast, and therefore will have no effect on the outcome of the proposal. The results of this vote are not binding on our board of directors.

Approval of an amendment to our Certificate of Formation to effect the Reverse Split, the Name Change and the Quorum Reduction (Proposals No. 5, No. 6 and No. 7) — If a quorum is present, affirmative vote of a majority of the aggregate of (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of our Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, is required to approve the amendment to our Certificate of Formation to effect the Reverse Split, the Name Change and the Quorum Reduction.

All other proposals (Proposals No. 3, No. 4 and No. 8 and any other items properly brought before the Annual Meeting) — If a quorum is present, approval of each of these proposals and any other item properly brought before the Annual Meeting requires that the votes cast in favor of such action exceed the votes cast opposing such action. For purposes of Proposals No. 3 and No. 4, abstentions or not voting on a matter will not be counted as either votes cast for or against these proposals and therefore will not count in determining the approval of these proposals. For purposes of Proposal No. 8, abstentions or not voting on this matter will be counted as a vote against this proposal. Broker non-votes will have no effect on the outcome of these proposals.

The results of Proposals No. 4, No. 5, No. 6, No. 7 and No. 8 are not binding on our board of directors.

19. Q: What happens if a nominee is unable to stand for election?

A:  If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

20. Q: Vote Count — How are votes counted?

A:  Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each proposal votes “For,” “Against,” abstentions and broker non-votes.

21. Q: Voting Results — Where can I find the voting results of the Annual Meeting?

A:  We will publish the final voting results of the Annual Meeting, or at any adjournment or postponement thereof, in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

22. Q: What should I do if I receive more than one set of voting materials?

A:  You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a record holder and your shares are registered in more than one name, you will receive more than one copy of this Proxy Statement and proxy card. If you receive multiple sets of voting materials, please vote each proxy card and voting instruction card that you receive.

23. Q: Who will pay the costs of soliciting these proxies?

A:  Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, email or facsimile by members of our management. We will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our shareholders. Upon request, we will reimburse brokers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our common stock.

24. Q: What happens if additional matters are presented at the Annual Meeting?

A:  Other than the seven proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting, or at any adjournment or postponement thereof. If you grant a proxy, the persons named as proxy holders, Andrew Simpson, our Chairman and Chief Executive Officer, and Danielle Watson, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

25. Q: Who can help answer my questions?

A:  If you have any questions about our proxy materials or the Annual Meeting, you can contact our Office Manager at:

Heart Test Laboratories, Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Attention: Gene Gephart

682-244-2578 Ext. 2024

****

CORPORATE GOVERNANCE

We have adopted a Code of Ethics for our directors, officers and employees, which, in conjunction with our Certificate of Formation, Second Amended and Restated Bylaws (the “Bylaws”) and board of directors’ committee charters, form our framework for governance. All of these documents are publicly available on our investor relations/corporate governance website at https://ir.heartsciences.com or may be obtained upon written request to:

Heart Test Laboratories, Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Attention: Gene Gephart

Governance Highlights

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our shareholders well and maintaining our integrity in the marketplace. Some of the highlights of our corporate governance include:

What We Do:

•        3 of 5 directors are independent

•        Annual election of certain members of our board of directors (see Proposal No. 1)

•        Annual advisory vote to ratify independent auditor (see Proposal No. 4)

•        Insider trading guidelines

•        Regular board of directors self-assessments at both individual and committee levels

•        Board of directors committee members are all independent

What We Don’t Do:

•        No repricing of underwater stock options without shareholder approval

•        No hedging of Company securities per Company policy

•        No pledging of Company securities without preapproval per Company policy

Director Independence

Our board of directors currently consists of five directors, three of whom are independent (as determined by our board of directors), one of whom serves as our Chairman and Chief Executive Officer and one of whom serves as our Chief Strategy Officer. Our board of directors has reviewed the independence of our directors and has determined that each of Messrs. Bent, Wells and Szymczak qualifies as an independent director pursuant to Rule 5605(a)(2) of Nasdaq and applicable SEC rules and regulations. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence.

Board Composition and Director Qualifications

Our Nominating Committee periodically assesses the appropriate size and composition of our board of directors, taking into account our specific needs. The committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the committee through recommendations of directors, management, shareholders and professional search firms. Generally, the committee seeks members with diverse backgrounds and viewpoints and life and professional experiences, which contribute to the board of directors’ broad spectrum of experience and expertise, and who have a reputation of integrity, provided such individuals should all have a high level of management and/or financial experience.

While we have no formal diversity policy that applies to the consideration of director candidates, the Nominating Committee has determined that diversity should be an important consideration in the selection of candidates, and that the board should be comprised of members who reflect diversity not only in race and gender, but also in viewpoints, experiences, backgrounds, skills and other qualities and attributes. The board and the Nominating Committee recognize the value of gender, race, ethnicity and age diversity and are focused on expanding the board to continue to diversify its makeup.

Rather than being bound by one-size-fits-all policies regarding the composition of our board of directors, the Nominating Committee instead seeks to make individual, facts-specific determinations. We believe that our Company requires specialized experience and expertise in its leaders due to the uniqueness of its business and industry. Commencing with our 2024 fiscal year, the Nominating Committee will annually assess the appropriateness of the size of our board of directors, the skill set mix of each director, and the performance of each director when reviewing the annual board self-assessments, where each director will have the opportunity to provide comprehensive feedback on himself/herself, his/her peers and the board as a whole. Two of the current members of our board of directors have been our directors since 2014 and 2020 respectively, and the other three director nominees named in this Proxy Statement joined us in 2022, reflecting our evolving and expanding business and leadership needs. The Nominating Committee does not mandate an age or length of service at which a director must resign, and instead focuses on whether each director continues to provide value to the company and its shareholders. The Nominating Committee has committed itself to carefully considering diversity when evaluating future director candidates, giving strong consideration to candidates that would contribute to the board’s gender, ethnic and other diversity.

At a minimum, directors should:

•        have experience in positions with a high degree of responsibility;

•        demonstrate strong leadership skills;

•        have the time, energy, interest and willingness to serve as a director; and

•        contribute to the mix of skills, core competencies and qualifications of the board of directors and management.

In addition to recommendations from directors, management and professional search firms, the Nominating Committee will consider director candidates properly submitted by our shareholders. Shareholder recommendations should be sent to the Office Manager at our principal executive offices. The Nominating Committee will review all potential director nominees in the same manner, regardless of the source of the recommendation, in accordance with its charter.

Our Nominating Committee currently consists of Messrs. Bent, Wells and Szymczak.

Board Leadership Structure

Currently, the office of Chairman of our board of directors and Chief Executive Officer are held by Andrew Simpson. Due to our size and early stage of operations, we believe it is currently most effective to have the Chairman of the board of directors and Chief Executive Officer positions be held by the same individual. Under our Bylaws, the Chairman of the board of directors is responsible for coordinating the board of directors’ activities, including the scheduling of meetings and the determination of relevant agenda items.

Risk Oversight and Compensation Risk Assessment

Our board of directors oversees a company-wide approach to risk management. Our board of directors determines the appropriate risk level for us generally, assesses the specific risks faced by us and reviews the steps taken by our management to manage those risks. While our board of directors has ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors is responsible for overseeing the management of risks associated with the independence of our board of directors.

Our management also reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the board of directors.

We believe that our compensation policies and practices do not create inappropriate or unintended significant risk to our Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Code of Ethics

We have adopted a Code of Ethics applicable to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Controller, which is a “code of ethics” as defined by applicable SEC rules. The purpose and role of this code is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. If we make any amendments to this code, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from any provision of this code that applies to our Chief Executive Officer, Chief Financial Officer or Controller, or persons performing similar functions, and that relates to an element of the SEC’s “code of ethics” definition, then we will disclose the nature of the amendment or waiver in the Corporate Governance section of our investor relations/corporate governance website https://s3.amazonaws.com/b2icontent.irpass.cc/2729/186733.pdf.

Policy Regarding Attendance at Annual Meetings of Shareholders

We do not have a policy with regard to board members’ attendance at annual meetings. We expect that our Chairman and one or more of the other directors will attend our Annual Meeting, or at any adjournment or postponement thereof.

Shareholder Communications

Shareholders and other interested parties may communicate with the board of directors, any committee thereof, the independent or non-management directors as a group or any individual director in writing. All such written communications must identify the recipient and be forwarded by mail to:

Heart Test Laboratories, Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Attention: Gene Gephart

Mr. Gephart will act as agent for the directors in facilitating such communications. In that capacity, Mr. Gephart may review, sort and summarize the communications.

Complaints about accounting, internal accounting controls or auditing matters may be made by utilizing our Business Integrity web-reporting tool, which we are in the process of implementing.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Director Nominees

Pursuant to the full terms of Article 12 of the Certificate of Formation, the Board has been divided into three classes, Class I, Class II and Class III, and the members of the Board (the “Directors”) have been elected and designated among the three classes as nearly equal in number as possible as follows:

The Class I Directors whose initial term shall expire at the 2024 Annual Meeting of Shareholders:

Brian Szymczak	550 Reserve Street, Suite 360, Southlake, Texas 76092
Bruce Bent	550 Reserve Street, Suite 360, Southlake, Texas 76092

The Class II Directors whose initial term shall expire at the 2024 Annual Meeting of Shareholders:

Mark Hilz	550 Reserve Street, Suite 360, Southlake, Texas 76092
David R. Wells	550 Reserve Street, Suite 360, Southlake, Texas 76092

The Class III Directors whose initial term shall expire at the 2025 Annual Meeting of Shareholders:

Andrew Simpson	550 Reserve Street, Suite 360, Southlake, Texas 76092

As we did not hold our 2023 Annual Meeting of Shareholders, we are soliciting approval of both the Class I and Class II director nominees. The board of directors is therefore soliciting approval of the following Class I and Class II director nominees:

•        Bruce Bent (Class I)

•        Brian Szymczak (Class I)

•        Mark Hilz (Class II)

•        David R. Wells (Class II)

As our board of directors is divided into three classes, we elect the applicable class of our board of directors annually. The two Class I nominees will serve for a three-year term expiring on the date of our 2026 Annual Meeting of Shareholders or until their successors are elected or their earlier resignation or removal, and the two Class II nominees will serve for a three-year term expiring on the date of our 2027 Annual Meeting of Shareholders or until their successors are elected or their earlier resignation or removal. All of the director nominees are current members of the board of directors and are standing for re-election.

Each of the director nominees has indicated a willingness to serve, or continue to serve, as a director if elected. If any director nominee becomes unable to serve, the board of directors may designate a substitute nominee, in which case the designated proxy holders, Mr. Simpson and Mr. Hilz, will vote for such substitute nominee.

Vote Required

A plurality of votes cast will be required to elect each director nominee (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting, withholding your vote by voting “abstain” or a broker non-vote is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH NAMED DIRECTOR NOMINEE.

General Information About the Board of Directors

Our Bylaws provide that our business and affairs will be managed by, or under the direction of, our board of directors. Set forth below is biographical information for the director nominees as of the date of this Proxy Statement, and the qualifications that led our board of directors to conclude that each should serve as a director.

Bruce Bent

•        Age:    67

•        Professional Background:    Since May 2020, Bruce Bent, 67, has served as a director of the Company. Mr. Bent has more than 35 years of experience in financial management. From September 2014 to February 2022, Mr. Bent has served as Chairman of Net Zero Renewable Energy Inc. (fka Enerdynamic Hybrid Technologies Corp.). In addition, since March 2018, Mr. Bent has served as Chairman for Astro Aerospace Ltd., an OTC listed public company. Since June 2020, Mr. Bent has been Vice President and Chief Financial Officer Emeritus of The Matthews Group, referred to in this section as Matthews, and, from August 2004 to June 2020, he served as the Chief Financial Officer of Matthews as well as president of various Canadian subsidiaries of Matthews. Matthews is a $500M real estate development company. During his tenure with Matthews, among other projects, Mr. Bent was integral in the completion of a $1.7 billion dollar corporate headquarters building for Encana (now Ovintiv Inv., NYSE: OVV). Since April 2000, Mr. Bent has served as president of MSW Investments Limited, a family office providing early stage financing. Mr. Bent graduated from the University of Manitoba with a Bachelor of Commerce (honors) and obtained his Chartered Professional Accounting designation from the Province of Ontario.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Bent’s extensive financial experience provides valuable knowledge to our Board of Directors. Mr. Bent also serves as the chairman of the Audit Committee and “audit committee financial expert.” For more information, see “— Board Committees — Audit Committee.”

Brian Szymczak

•        Age:    51

•        Professional Background:    Since 2014, Brian Szymczak, 50, has served as a director of the Company. In addition, Mr. Szymczak has been the lead attorney for Apollo Endosurgery, Inc., referred to in this section as Apollo, in Austin, Texas since 2014 and until its acquisition by Boston Scientific Corporation in 2023, where he has served as Vice President of Legal and Compliance. In this role, Mr. Szymczak managed legal disputes and litigation matters and provides general legal counsel to the company’s leadership, sales, operations, research and development, and human resources groups. Prior to working at Apollo, from 2006 to 2014, Mr. Szymczak served in various roles including as Associate General Counsel and Director of Legal Affairs for a large surgical device manufacturer and from, 1999 to 2006, worked as an associate at the law firm of Baker Botts, LLP where he counseled clients on patent and other intellectual property matters in a variety of industries. Mr. Szymczak is a 1999 graduate of Duke University School of Law and holds a Bachelor of Science in Mechanical Engineering from Texas A&M University.

•        Director Designation:    Mr. Szymczak was designated a director pursuant to the MyoVista Technology Agreement, which grants Guangren “Gary” Chen the right to designate a person of his choosing to sit on the Board of Directors of the Company.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Szymczak’s breadth of experience working as general counsel for listed medical device manufacturers provides valuable knowledge to our Board of Directors.

Mark Hilz

•        Age:    65

•        Professional Background:    Since March 2022, Mr. Hilz has served as the Chief Operating Officer and Secretary of the Company and, since June 2013, has also been a director of the Company. Mr. Hilz served as the Chief Executive Officer of the Company from June 2013 until March 2022. Mr. Hilz has over 30 years of experience as a President and/or CEO of multiple startup companies. He was previously CEO of INX Inc., a technology infrastructure consulting company. INX Inc. started in 2000 and grew to $400 million in revenue. INX Inc. was traded on Nasdaq, completed multiple offerings until it was acquired in December 2011. Prior to that, Mr. Hilz founded and was CEO of a technology logistics outsourcing firm, PC Service Source Inc., which grew to over $160 million in revenue. Mr. Hilz raised the startup capital from traditional venture capital sources and after four years of operations took PC Service Source Inc. public in an initial public offering as a Nasdaq global listed company. Mr. Hilz’s experience includes raising venture capital as well as multiple successful public offerings and numerous merger and acquisition transactions as both a buyer and a seller.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Hilz’s extensive experience in building and operating companies from start-up to public companies including mergers and acquisitions transactions and a strong understanding of capital markets, provides valuable knowledge to our Board of Directors.

David R. Wells

•        Age:    60

•        Professional Background:    Since December 2022, Mr. Wells has served as a director of the Company. Mr. Wells is a partner of Atlas Bookkeeping, LLC, a technology based financial services firm providing bookkeeping and reporting for emerging growth and small cap public and privately held companies, which he founded in October 2022. Prior to that, Mr. Wells served as the Chief Financial Officer of GHS Investments, LLC, a privately held “super value” fund focused on small to mid-cap companies, from June 2021 to September 2022 and served as the Chief Financial Officer of ENDRA Life Sciences Inc., a publicly traded clinical diagnostics technology company, initially on an interim basis beginning in May 2014, and on a continuing basis beginning in 2017 until June 2021. Mr. Wells was the founder of Wells Compliance Group, a technology-based services firm supporting the financial reporting needs of publicly traded companies and privately held firms whose investor or shareholder base required timely GAAP-compliant financial reporting. During his time at StoryCorp Consulting, Inc. (d/b/a/ Wells Compliance Group) from September 2009 to June 2021, Mr. Wells consulted with several emerging growth publicly traded companies. He possesses over 30 years of experience in finance, operations and administrative positions. Mr. Wells holds an MBA from Pepperdine University and a BS in Finance and Entrepreneurship from Seattle Pacific University.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Wells’ extensive experience with public company accounting and financial matters, capital markets and corporate governance provides valuable knowledge to our Board of Directors.

Board Meetings

Our board of directors both met in person and/or via telephone/video conference and acted by unanimous written consent during our fiscal year ended April 30, 2023. Our board of directors held ten meetings and the Board also took action by written consent on eight occasions during the fiscal year ending April 30, 2023. As of the date of this Proxy Statement, our board has met seven times during the fiscal year ending April 30, 2024. During the fiscal year ending April 30, 2024, greater than 90% of the incumbent directors attended both meetings of the board of directors and of board committees on which they served. We intend to adopt a formal policy on director attendance at annual meetings of shareholders, which will state that each director is strongly encouraged to attend such meetings, whether by phone or in person, unless attendance is precluded by health or other significant personal matters. We did not hold an annual meeting of our shareholders during the fiscal year ended April 30, 2023.

Board Committees

The board of directors has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee, each of which is described below. Each committee operates under a written charter adopted by the board of directors. Our committee charters are publicly available in the “Corporate Governance” section of our investor relations/corporate governance website at https://ir.heartsciences.com/governance-documents or may be obtained upon written request to our Office Manager at our principal executive offices.

Committee members are elected by our board of directors, upon the Nominating and Governance Committee’s recommendations, and serve until their successors are elected or their earlier resignation or removal.

The current composition of the board of directors’ committees is as follows:

Name	Audit Committee	Nominating and Governance Committee	Compensation Committee
Andrew Simpson
Mark Hilz
Bruce Bent	☒(Chair)	☒	☒
David R. Wells	☒	☒(Chair)	☒
Brian Szymczak	☒	☒	☒(Chair)

Audit Committee

As of the end of our fiscal year ended April 30, 2023, the Audit Committee consisted of and currently consists of Messrs. Bent, Wells and Szymczak. The Audit Committee currently consists of the same members. The board of directors has determined that all three of the current members of the Audit Committee are independent, pursuant to Rule 5605(a)(2) of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that each Audit Committee member is financially literate and that Mr. Bent qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee met three times in person and/or via telephone/video conference during our 2023 fiscal year.

As set forth in more detail in the Audit Committee Charter, the Audit Committee’s purpose is to assist the board of directors in its general oversight of the quality and integrity of our accounting, auditing and financial reporting and internal control practices. The specific responsibilities of the Audit Committee include:

•        overseeing our corporate accounting and financial reporting processes and our internal controls over financial reporting;

•        evaluating our independent registered public accounting firm’s qualifications, independence and performance;

•        engaging and providing for the compensation of our independent registered public accounting firm;

•        Approving the retention of our independent registered public accounting firm to perform any proposed permissible non-audit services;

•        reviewing our financial statements;

•        reviewing our critical accounting policies and estimates and internal controls over financial reporting; and

•        discussing with management and our independent registered public accounting firm the results of the annual audit and the reviews of our quarterly financial statements.

Audit Committee meetings are attended by our Chief Executive Officer and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee. For additional information concerning the Audit Committee, see “Report of the Audit Committee of the Board of Directors” included in this Proxy Statement.

Nominating and Governance Committee

As of the end of our fiscal year ended April 30, 2023, the Nominating Committee consisted of and currently consists of Messrs. Bent, Wells and Szymczak. The board of directors has determined that all members of the Nominating and Governance Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. During our 2023 fiscal year, our Nominating and Governance Committee acted solely by unanimous written consents of the Board of Directors The specific responsibilities of the Nominating and Governance Committee include:

•        recommending to the Board of Directors nominees for election as directors, and meets as necessary to review director and nominees for election as directors;

•        recommending members for each committee of the Board of Directors;

•        overseeing corporate governance standards and compliance with applicable listing and regulatory requirements;

•        developing and recommending to the Board of Directors governance principles applicable to the company; and

•        overseeing the evaluation of the Board of Directors and its committees.

Compensation Committee

As of the end of our fiscal year ended April 30, 2023, the Compensation Committee currently consists of Messrs. Bent, Wells and Szymczak. The board of directors has determined that all members of the Compensation Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. The Compensation Committee met two times in person and/or via telephone/video conference during our 2023 fiscal year. The specific responsibilities of the Compensation Committee include:

•        reviewing and recommending policies relating to compensation and benefits of our officers directors and employees;

•        reviewing key employee compensation goals, policies, plans and programs;

•        reviewing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other senior officers; and

•        evaluating the performance of these officers in light of those goals and objectives and setting compensation of these officers based on such evaluations.

Compensation Committee meetings are attended by our Chief Executive Officer and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee.

DIRECTOR COMPENSATION

Only our independent board members receive compensation for their services as a director. On March 20, 2023, our Board of Directors also approved, subject to shareholder approval of our 2023 Equity Incentive Plan, as amended, an award of non-qualified stock options to purchase 50,000 non-qualified stock options to each independent director, which options vest over a period of twelve months, with one-fourth vesting on June 20, 2023 and the remaining three-fourths vesting in three equal installments thereafter on each subsequent three-month anniversary of such date, provided that such director continues to serve as our director on each vesting date. At the direction of the Compensation Committee of our board of directors, we are currently undertaking a process to formerly review, on a periodic basis, our board of directors’ compensation, including but not limited to pay for (i) each of our non-employee directors in cash, (ii) each member of the Audit Committee, Compensation Committee and Nominating Committee additional annual cash amounts, and (iii) the Chairpersons of the Audit Committee, Compensation Committee and Nominating Committee additional cash amounts. This process may include retaining an expert compensation consulting firm to benchmark director compensation and provide recommendations around near and long term compensation for our board.

2023 Director Compensation Table

The following table sets forth a summary of compensation for the fiscal year ended April 30, 2023 (“Fiscal 2023”) that the Company paid to each non-employee director. The Company does not sponsor a non-equity incentive plan or a non-qualified deferred compensation plan for its directors; therefore, these columns have been omitted from the following table. Additionally, the Company did not issue any stock awards to its directors during Fiscal 2023.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)(3)
Bruce Bent	20,000	31,967	51,967
Brian Szymczak	19,167	31,967	51,134
David R. Wells	19,167	31,967	51,134

____________

(1)      This column represents the amounts paid in cash to each director which was accrued in Fiscal 2023 and paid in Fiscal 2024.

(2)      The amounts in this column reflect the aggregate grant date fair value of stock options granted in Fiscal 2023 to each director calculated in accordance with FASB ASC Topic 718. See Note 6 of the notes to our financial statements included in our Annual Report on Form 10-K for the year ended April 30, 2023 for a discussion of all assumptions made in the calculation of these amounts.

(3)      The dollar value in this column for each director represents the sum of all compensation reflected in the previous columns.

The following table shows outstanding vested and unvested option awards (represented by the number of shares of common stock such awards entitle the holder to purchase) held by our directors as of April 30, 2023:

Name	Vested Option Awards	Unvested Option Awards	Total Awards
Bruce Bent	1,894	51,894	53,788
Brian Szymczak	21,212	56,818	78,030
David R. Wells	—	50,000	50,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED SHAREHOLDER MATTERS

The following table sets forth information regarding beneficial ownership of our capital stock by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•        each of our directors;

•        each of our Named Executive Officers (as defined below);

•        our other executive officers; and

•        all of our current executive officers and directors as a group.

The number of shares and percentages of beneficial ownership are based on 48,597,129 shares of our common stock, and 5,289,143 shares of our common stock entitled to vote issuable upon the conversion of the 380,440 shares of our Series C Preferred Stock issued and outstanding as of November 20, 2023 (the Record Date”).

The following table is based upon information supplied by to us by our officers, directors and certain principal shareholders. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock that the person has the right to acquire beneficial ownership within 60 days, including common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before January 19, 2024, which is within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Heart Test Laboratories, Inc., 550 Reserve Street, Suite 360, Southlake, TX 76092.

Name of Beneficial Owner	Beneficial Ownership
	Number of Shares(1)		Percentages(2)
	Common Stock	Series C Preferred Stock	Common	Series C Preferred Stock	Combined Voting Power(3)
Holders of 5% or more of each class of our securities:
Front Range Ventures, LLC(4)	2,456,396	148,213	4.8%	39.0%	4.4%
John H. Matthews(5)	4,952,778	—	9.9%	—	9.5%
Lary Snodgrass(6)	649,583	29,240	1.3%	7.7%	1.2%
Paul Buchanan(7)	534,013	92,193	1.1%	5.4%	1.0%
Icahn School of Medicine at Mount Sinai	4,854,853	—	9.9%	—	9.0%

Directors and executive officers:
Andrew Simpson, President, CEO, and Chairman(8)	624,579	6,117	1.3%	1.6%	1.2%
Mark Hilz, Coo & Secretary(9)	577,425	2,080	1.2%	*	1.1%
Danielle Watson, CFO & Treasurer(10)	7,575	—	*	—	*
Bruce Bent, Director(11)	28,532	—	*	*	*
Brian Szymczak, Director(12)	57,863	400	*	*	*
David R. Wells, Director	25,000	—	—	—	—
All directors and executive officers as a group (6 persons):	1,320,974	8,597	2.7%	2.3%	2.4%

____________

*        Less than 1%.

(1)      For each person named in the table, the total number of shares of capital stock beneficially owned by such person to the best knowledge of the Company, is listed opposite of such person’s name.

(2)      For each person named in the table, the shares of capital stock indicated opposite of such person’s name represents the percentage of the total number of the shares of capital stock beneficially owned by such person as a percentage of the shares of our outstanding capital stock indicated as a class.

(3)      For each person named in the table, the voting percentage indicated opposite of such person’s name under the column “Combined Voting Power” represents the combined voting percentage of all shares of our common stock and all of our Series C Preferred Stock, on an as converted basis, owned by such person.

(4)      FRV’s sole member is the L. Lee Stryker Irrevocable Trust U/A/D 09/10/1974. Bohemian Asset Management, Inc. has voting and dispositive power with respect to the shares of our common stock on behalf of the L. Lee Stryker Irrevocable Trust U/A/D 09/10/1974. Common stock includes (i) 2,060,574 shares of our common stock issuable upon conversion of 148,213 shares of our Series C Preferred Stock; and (ii) 107,575 shares of our common stock issuable upon exercise of $1M Lender Warrants.

(5)      All of the shares are owned by either Matthews Holdings Southwest, Inc. or Mr. Matthews (“MSW”). Mr. Matthews, as sole controlling shareholder of Matthews Holdings Southwest, Inc., has sole voting and dispositive power over all such shares. Common stock includes (i) 1,562 shares of our common stock issuable upon exercise of $1.5M Lender Warrants; (ii) 861,020 shares of our common stock issuable in aggregate upon exercise of MSW Warrants, or Pre-Funded Bridge Warrants, (iii) 117,647 shares of our common stock issuable upon exercise of IPO Warrants and excludes 288,980 shares of our common stock issuable in aggregate upon the exercise of MSW Warrants or Pre-Funded Bridge Warrants which are subject to a 9.99% ownership restriction.

(6)      All of the shares are owned by either Lary Snodgrass Family Limited, Snodgrass Children’s Limited, or Mr. Snodgrass and Mr. Snodgrass, as sole managing member and general partner of Lary Snodgrass Family Limited and Snodgrass Children’s Limited, has sole voting and dispositive power over all such shares. common stock includes (i) 406,517 shares of our common stock issuable upon conversion of the Series C Preferred Stock; and (ii) 304 shares of our common stock issuable upon exercise of $1.5M Lender Warrants.

(7)      All of the shares are owned by either Buchanan Family Discretionary Trust, PBU Investments Ltd, or jointly by Mr. Buchanan and Mr. Buchanan’s spouse, and Mr. Buchanan, as managing member and general partner of PBU Investments Ltd, has sole voting and dispositive power over all such shares. Common stock includes (i) 286,383 shares of our common stock issuable upon conversion of the Series C Preferred Stock; and (ii) 303 shares of our common stock issuable upon exercise of $1.5M Lender Warrants.

(8)      All of the shares are owned by Icahn School of Medicine at Mount Sinai and its Board of Directors has sole voting and dispositive power over all such shares. Common stock includes 4,854,853 shares of common stock and excludes (i) 710,605 shares of common stock, issuable upon exercise of the MTS Pre-Funded Warrants and (ii) 914,148 shares of common stock, issuable upon exercise of the MTS Warrants, each of which are subject to a 9.99% ownership restriction.

The address of Mount Sinai is One Gustave L. Levy Place, New York, NY 10029.

(9)      Common stock includes (i) 85,043 shares of our common stock issuable upon conversion of our Series C Preferred Stock; (ii) 30 shares of our common stock issuable upon exercise of $1.5M Lender Warrants; (iii) 758 shares of our common stock issuable upon exercise of Investor Warrants; and (iv) options to purchase 102,272 shares of our common stock, which were issued as compensation for services rendered to the Company as its Chairman of the Board of Directors. Excludes 1,697 shares of our common stock owned by the Simpson Family Benefit Trust, the trustee of which, Equiom (Guernsey) Limited, has voting and dispositive power over all such shares. Equiom (Guernsey) Limited disclaims beneficial ownership of all such shares.

(10)    Common stock includes (i) 28,917 shares of our common stock issuable upon conversion of the Series C Preferred Stock; (ii) 30 shares of our common stock issuable upon exercise of $1.5M Lender Warrants; (iii) 644 shares of our common stock issuable upon exercise of Investor Warrants; and (iv) options to purchase 102,272 shares of our common stock issued as compensation for services as an officer of the Company.

(11)    Includes options to purchase 7,575 shares of our common stock issued as compensation for services as an officer of the Company.

(12)    Includes (i) 1,638 shares of our common stock held by Mr. Bent’s spouse and (ii) 26,894 shares of our common stock issuable upon exercise of options issued as compensation for services rendered to the Company.

(13)    Common stock includes (i) 5,561 shares of our common stock issuable upon conversion of our Series C Preferred Stock held jointly with Mr. Szymczak’s spouse; (ii) 30 shares of our common stock issuable upon exercise of $1.5M Lender Warrants; and (iii) 46,212 shares of our common stock issuable upon exercise of options issued as compensation for services rendered to the Company.

(14)    Includes 25,000 shares of our common stock issuable upon exercise of options issued as compensation for services rendered to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the fiscal year ended April 30, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since May 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 (which was less than 1% of the average of our total assets at year-end for our last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in this Proxy Statement below under the section captioned “Executive Compensation.”

$130K Note

On August 12, 2019, the Company entered into an unsecured drawdown convertible promissory note, which is referred to as the $130K Note, with Front Range Ventures, LLC, or FRV, for an aggregate amount not to exceed $130,000. FRV is a beneficial owner of more than five percent (5%) of the combined voting power of our outstanding capital stock and is entitled to appoint a member of the Company’s Board of Directors. On April 28, 2023, the $130K Note converted into 5,200 shares of Series C Preferred Stock pursuant to a notice of conversion to FRV. For more information regarding the $130K Note and other indebtedness of the Company, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Description of Indebtedness — $130K Note” in our Annual Report on Form 10-K, as filed with the SEC on July 19, 2023.

$1.5M Notes

In December 2020, we issued a series of secured convertible promissory notes, which we refer to as the $1.5M Notes, in the amount of $1.5 million. The $1.5M Notes bear interest at a simple interest rate of 12% per annum. For more information regarding the $1.5M Notes and other indebtedness of the Company, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Description of Indebtedness — $1.5M Notes” in our Annual Report on Form 10-K, as filed with the SEC on July 19, 2023.

In November 2021, in consideration for the extension of the maturity date of the $1.5M Notes from July 31, 2022 to October 31, 2022, we issued warrants, that we refer to as the $1.5M Lender Warrants, to purchase an aggregate of 4,545 shares of common stock which, in accordance with their terms, have an exercise price of $2.89 following the completion of our initial public offering in June 2022 (the “IPO”). The $1.5M Lender Warrants expire on October 12, 2026.

The entire amount of the $1.5M Notes converted upon the IPO into 909,071 shares of common stock at a conversion price of $1.65. In accordance with their terms, no interest was payable as the notes converted prior to maturity.

The following table summarizes purchases of the $1.5M Notes by related parties of the Company and the number of shares of common stock issuable upon exercise of $1.5M Lender Warrants issued to related parties of the Company in consideration of the extension of the maturity of the $1.5M Notes:

Related Party	Principal Amount of $1.5M Notes	Shares of Common Stock Issued upon Conversion of $1.5M Notes(3)	$1.5M Lender Warrants
John H. Matthews(1)	$515,500	312,424	1,562
Brian Szymczak	$10,000	6,060	30
Andrew Simpson	$10,000	6,060	30
Mark Hilz	$10,000	6,060	30
Lary Snodgrass(2)	$100,000	60,606	304

____________

(1)      Represents the principal amount of $1.5M Notes held by Matthews Holdings Southwest, Inc., a related party as a beneficial owner of more than five percent of the combined voting power of our outstanding capital stock.

(2)      Represents the principal amount of $1.5M Notes held by Lary Snodgrass Family Limited and Snodgrass Children’s Limited, a related party as a beneficial owner of more than five percent of the combined voting power of our outstanding capital stock.

(3)      All $1.5M Notes converted into shares of common stock upon consummation of the IPO.

All such purchases of the $1.5M Notes by, and issuances of the $1.5M Lender Warrants to, related parties of the Company were made on the same basis as the purchases made by, and issuances made to, unrelated purchasers.

$1M Loan and Security Agreement

Beginning in April 2020, the Company entered into a loan and security agreement (the “$1M Loan and Security Agreement”), with FRV, a beneficial owner of more than five percent (5%) of the combined voting power of our outstanding capital stock, and John Q. Adams, Sr. (a former director of the Company). For more information regarding the $1M Loan and Security Agreement and other indebtedness of the Company, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Description of Indebtedness — $1M Loan and Security Agreement” in our Annual Report on Form 10-K, as filed with the SEC on July 19, 2023.

In November 2021, in consideration for an extension of the maturity date of the $1M Loan and Security Agreement from September 30, 2021 to September 30, 2022, we issued warrants, that we refer to as the $1M Lender Warrants, to purchase an aggregate of 15,152 shares of common stock to FRV and Mr. Adams. The $1M Loan and Security Agreement was further amended in May 2022 to extend the maturity date to September 30, 2023. In connection with this amendment, we agreed to pay all accrued and unpaid interest owed to Mr. Adams prior to September 30, 2022. In June 2022, the Company paid approximately $126,000 in accrued interest to Mr. Adams.

The $1M Loan and Security Agreement was further amended on January 24, 2023 to (i) extend the maturity date of the promissory note issued to FRV pursuant to the $1M Loan and Security Agreement to September 30, 2024, on which date the principal amount and all accrued interest thereon will be due and payable, and (ii) amend the dates on which principal and accrued interest is due under the JQA Note, such that interest accrued since June 28, 2022 will be due and payable on September 30, 2023, and the principal amount together with all accrued interest after September 30, 2023 will be due and payable on March 31, 2024.

The $1M Loan and Security Agreement was further amended on September 29, 2023 to amend the dates on which principal and accrued interest are due under the JQA Note, such that accrued and unpaid interest since June 28, 2022 will be due and payable on December 31, 2023, and the principal amount together with all accrued and unpaid interest after December 31, 2023 will be due and payable on March 31, 2024. As consideration for such extension, on October 2, 2023, we issued FRV and Mr. Adams warrants (the “$1M Lender Warrants”) to purchase an aggregate of 200,000 shares of common stock at an exercise price of $0.44 per share.

On November 16, 2023, we entered into a note conversion letter agreement with Mr. Adams (the “Adams Note Conversion Letter Agreements”). Pursuant to the Adams Note Conversion Letter Agreement, in consideration for the conversion of the principal and interest amounts due under the Adams Note, on November 16, 2023, we: (1) issued 3,656,288 shares of common stock to Mr. Adams; and (2) entered into a Warrant Amendment Agreement with Mr. Adams, amending the $1M Lender Warrants owned by Mr. Adams to reduce the exercise price of an aggregate of 107,575 $1M Lender Warrants to $0.16 per share (the “Adams Warrant Amendment”). Except as expressly set forth in the Adams Warrant Amendment, the terms and provisions of the warrants held by Mr. Adams shall remain in full force and effect.

2021 Bridge Financing

In connection with the sale of our Senior Subordinated Convertible Loan Notes (the “Bridge Notes”) and associated warrants (the “Bridge Warrants”) in December 2021 (the “2021 Bridge Financing”), the related parties listed below purchased Bridge Notes and received Bridge Warrants. All such purchases were made on the same basis as the purchases made by unrelated purchasers.

The following table sets forth the names of such related parties and amount of the Bridge Notes and Bridge Warrants purchased:

Related Party	Principal Amount of Bridge Notes	Shares of Common Stock Issued upon Conversion of Bridge Notes(3)	Warrants to Purchase the Following Number of Shares
Lary Snodgrass(1)	$222,222	79,987	79,987
John H. Matthews(2)	$555,556	197,641	197,641

____________

(1)      Includes Bridge Notes and Bridge Warrants held by Lary Snodgrass, a party as a beneficial owner of more than five percent of the combined voting power of our outstanding capital stock.

(2)      Includes Bridge Notes and Bridge Warrants held by Matthews Holdings Southwest, Inc., a related party as a beneficial owner of more than five percent of the combined voting power of our outstanding capital stock.

(3)      The principal amount of all Bridge Notes and accrued interest thereunder converted into shares of common stock upon consummation of the IPO.

In February 2023, the Bridge Warrants above were exercised and we issued 79,897 shares of our common stock to Mr. Snodgrass and 47,641 shares of our common stock and 150,000 Pre-Funded Bridge Warrants to Matthews Holdings Southwest, Inc. at an exercise price of $1.00 per share. The Pre-Funded Warrants have an exercise price of $0.0001 per share.

Senior Unsecured Promissory Drawdown Loan Note

On September 6, 2023, we entered into a Senior Unsecured Promissory Drawdown Loan Note (the “MSW Note”) with Matthews Southwest Holdings, Inc. (the “Lender”). The MSW Note provided for an unsecured drawdown loan of up to $1,000,000, drawn in installments consisting of (i) $250,000 on or prior to September 8, 2023, (ii) $250,000 on or prior to September 20, 2023, and (iii) further drawdowns of up to $500,000 in such amounts and such times to be mutually agreed upon between us and the Lender.

In consideration of the MSW Note, we agreed to pay a facility fee to the Lender as follows:

•        warrants to acquire 500,000 shares of common stock, exercisable at $1.00 per share, which shall be issued to the Lender upon the completion of the first drawdown;

•        warrants to acquire 500,000 shares of common stock, exercisable at $1.25 per share, which shall be issued to the Lender upon the completion of the first drawdown and 250,000 of such Warrants shall be issued to the Lender pro-rata based on further drawdowns up to $500,000; and

•        warrants to acquire up to 500,000 shares of common stock, exercisable at $1.50 per share, of which 250,000 of such Warrants shall be issued to the Lender upon the completion of the first drawdown and 250,000 of such Warrants to be issued to the Lender pro-rata based on further drawdowns up to $500,000.

We drew a total of $500,000 under the MSW Note and issued 1,000,000 Warrants (the “Existing MSW Warrants”) to purchase shares of common stock in lieu of a facility fee and on November 16, 2023, we entered into a note conversion letter agreement with the Lender (the “MSW Note Conversion Letter Agreement”). Pursuant to the MSW Note Conversion Letter Agreement, in consideration for the conversion of the aggregate principal and interest amount due under the MSW Note, on November 16, 2023, we (i) issued to the Lender 3,125,000 shares of common stock at a conversion price of $0.16 per share; and (ii) entered into a Warrant Amendment Agreement with the Lender, amending the Existing MSW Warrants to reduce the exercise price of an aggregate of 1,000,000 Existing MSW Warrants to $0.16 per share (the “MSW Warrant Amendment”). Except as expressly set forth in the MSW Warrant Amendment, the terms and provisions of the warrants held by the Lender shall remain in full force and effect.

Registration Rights Agreement

In connection with the 2021 Bridge Financing, we entered into the Registration Rights Agreement with the purchasers of the Bridge Notes pursuant to which we agreed to file a resale registration statement, no later than September 12, 2022, with respect to the shares of common stock issuable upon conversion of the Bridge Notes, exercise of the Bridge Warrants or resulting from anti-dilution provisions in the Bridge Notes, the Bridge Warrants and the Pre-Funded Warrants or any securities issued or the issuable upon any stock split, dividend or other distribution, recapitalization or similar event, collectively referred to as the Registrable Securities. Such registration statement was filed with the SEC on September 12, 2022 and declared effective by the SEC on October 7, 2022.

Agreements with Front Range Ventures

Pursuant to the FRV Side Letter, FRV has the right to designate a director of the Company, which has not been exercised as of the date of this Proxy Statement.

Closing of Mount Sinai Transaction

On September 20, 2023, we entered into a Securities Purchase Agreement (the “SPA”) and entered into multiple definitive license agreements (each, a “License Agreement” and collectively, the “License Agreements”) with Icahn School of Medicine at Mount Sinai (“Mount Sinai”) to commercialize a range of AI-based cardiovascular algorithms developed by Mount Sinai, as well as a memorandum of understanding for ongoing cooperation encompassing de-identified data access, on-going research, and the evaluation of our MyoVista device.

In addition, the effectiveness of the licenses under the License Agreements was subject to the satisfaction or waiver of certain conditions, including that we complete one or more financings in which we receive aggregate gross proceeds of at least $5,000,000 (the “Financing Requirement”) prior to December 31, 2023. On November 15, 2023, we satisfied the Financing Requirement and, accordingly, the licenses under the License Agreements were deemed effective.

Pursuant to the SPA, on November 16, 2023, the Company issued to Mount Sinai:

•        4,854,853 shares of common stock;

•        pre-funded warrants to purchase up to 710,605 shares of common stock, with an exercise price per share of $0.00001, which warrants were issued in lieu of shares of common stock issuable to Mount Sinai to ensure that the number of shares of common stock held by Mount Sinai does not exceed the Beneficial Ownership Limitation (the “MTS Pre-Funded Warrants”); and

•        common stock warrants to purchase up to 914,148 shares of common stock, having an exercise price per share equal to $0.5060, which warrants shall be exercisable immediately upon (x) completion of any financing of at least $10,000,000 raised by the Company (the “Additional Financing”) from the period commencing August 1, 2023 and ending on or prior to June 30, 2024 or (y) waiver by Mount Sinai of the Company’s Additional Financing Requirement (as defined below) (the “MTS Warrants” and collectively with the Consideration Shares and the MTS Pre-Funded Warrants, the “MTS Securities”).

The License Agreements may have been terminated by Mount Sinai if we did not complete the Additional Financing by June 30, 2024. On December 1, 2023, we satisfied the Additional Financing requirement and, accordingly, the License Agreements are no longer subject to termination as a result of the Additional Financing condition, and the MTS Warrants are fully exercisable, by Mount Sinai.

Registration rights related to the MTS Securities provide that on or prior to the date of one hundred and fifty days (150) days after the closing date, we shall prepare and file with the SEC a Registration Statement on Form S-1 (or such other form as applicable) covering the resale under the Securities Act of the MTS Securities issued to Mount Sinai, subject to any limitations imposed by the Nasdaq Rules.

Employment Arrangements

The relationships and related party transactions described herein are in addition to any employment arrangements with our executive officers and directors, which are described in this Proxy Statement below under “Executive Compensation — Named Executive Officer Employment Agreements.”

Recent Employment Agreements and Amendments

None.

Policies and Procedures for Transactions with Related Persons

Our Board of Directors has adopted a formal, written related party transactions policy setting forth the Company’s policies and procedures for the review, approval, or ratification of “related party transactions.” For these purposes, a “related party” is (i) any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year, (ii) a person who is or was an immediate family member of an executive officer, director, director nominee at any time since the beginning of the Company’s last fiscal year, (iii) any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than 5% of any class of the Company’s voting securities, (iv) any person who, at the time of the occurrence or existence of the transaction, is an immediate family member of a shareholder owning more than 5% of any class of the Company’s voting securities or (v) any entity that, at the time of the occurrence or existence of the transaction, is an entity in which a director of the Company is a partner, shareholder or executive officer or otherwise over which such director has influence or control. This policy applies to any transaction between the Company and a related party other than the following:

•        Transactions available to all employees generally; and

•        Transactions, which when aggregated with the amount of all similar transactions, involve less than $5,000.

Any related party transaction subject to this policy may only be consummated or may continue only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the transaction is approved by the disinterested members of the Board of Directors. In addition, if the transaction involves compensation, the compensation must have been approved by the Compensation Committee.

Our Audit Committee will analyze the following factors, in addition to any other factors the members of the Audit Committee deem appropriate, in determining whether to approve a related-person transaction:

•        The benefits to the Company;

•        The impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer or otherwise over which such director has influence or control;

•        The availability of other sources for comparable products or services;

•        The terms of the related party transaction; and

•        The terms available to unrelated third parties or to employees generally.

Our Audit Committee shall approve only those related party transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Audit Committee determines in good faith.

PROPOSAL 2: PROPOSAL TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE FULL ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE BY THE COMPANY PURSUANT TO THE EQUITY LINE OF CREDIT

Background and Overview

ELOC Common Stock Purchase Agreement

On March 10, 2023, we entered into a purchase agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (the “ELOC Investor”). Pursuant to the Purchase Agreement, we have the right, but not the obligation, to sell to the ELOC Investor up to $15,000,000 worth of our Company’s common stock, par value $0.001 per share (the “Purchase Shares”) over the thirty-six month term of the Purchase Agreement (the “Equity Line of Credit”), beginning only after certain conditions set forth in the Purchase Agreement have been satisfied, including that the registration statement registering the Purchase Shares for resale (the “Registration Statement”) shall have been declared effective under the Securities Act, which we refer to as the Commencement Date. In accordance with the Purchase Agreement, on March 13, 2023, we issued 100,000 shares of our common stock (the “Initial Commitment Shares”) to the ELOC Investor as consideration for its commitment to purchase the Purchase Shares under the Purchase Agreement. At the time the ELOC Investor’s purchases cumulatively reach an aggregate amount of $2,000,000 of Purchase Shares, in accordance with the Purchase Agreement, we will issue an additional 62,500 shares of our common stock (the “Additional Commitment Shares”, and, together with the Initial Commitment Shares, the “Commitment Shares”) to the ELOC Investor as consideration for such purchases.

Concurrently with entering into the Purchase Agreement, we entered into a registration rights agreement with the ELOC Investor (the “Registration Rights Agreement”) pursuant to which we agreed to register the resale of the Purchase Shares and Commitment Shares that have been and may be issued to the ELOC Investor under the Purchase Agreement pursuant to the Registration Statement. On March 29, 2023, we filed with the SEC the Registration Statement registering the resale of the Purchase Shares and Commitment Shares that have been and may be issued to the ELOC Investor under the Purchase Agreement, and the SEC declared the Registration Statement effective on April 10, 2023.

Under applicable rules of Nasdaq, in no event may we issue or sell to the ELOC Investor under the Purchase Agreement shares of our common stock, including the Commitment Shares, in excess of 1,927,022 shares, which is equal to 19.99% of the shares of our common stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”) unless (i) we obtain shareholder approval to issue shares of our common stock in excess of the Exchange Cap or (ii) the average price of all shares of common stock issued to the ELOC Investor under the Purchase Agreement equals or exceeds $1.16 per share (which represents the official closing price of our common stock on The Nasdaq Capital Market the day of signing of the Purchase Agreement), such that the transactions contemplated by the Purchase Agreement are exempt from the Exchange Cap limitation under applicable Nasdaq rules. In any event, the Purchase Agreement specifically provides that we may not issue or sell any shares of our common stock under the Purchase Agreement if such issuance or sale would breach any applicable rules or regulations of the Nasdaq. The Purchase Agreement also prohibits us from directing the ELOC Investor to purchase any shares of our common stock if those shares, when aggregated with all other shares of our common stock then beneficially owned by Lincoln Park (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder), would result in the ELOC Investor and its affiliates beneficially owning more than 9.99% of the then total outstanding shares of common stock, which we refer to herein as the “Beneficial Ownership Limitation”.

As of November 28, 2023, we have issued 1,927,022 shares to the ELOC Investor, including the Initial Commitment Shares, receiving gross proceeds of approximately $1.2 million.

Why We are Seeking Shareholder Approval of the ELOC Issuance Proposal

Pursuant to Nasdaq Rule 5635(d), shareholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

In light of this rule, the Purchase Agreement provides that, unless the Company obtains the approval of the ELOC Issuance Proposal, the Company is prohibited from issuing or selling any Purchase Shares to the ELOC Investor pursuant to the Equity Line of Credit if the issuance of such shares of common stock, together with the Commitment Shares, would exceed 19.99% of the Company’s outstanding shares of common stock as of March 10, 2023, or if such issuance would otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching its obligations under the rules and regulations of Nasdaq.

Additional Information

This summary is intended to provide you with basic information concerning the Purchase Agreement. The full text of the Purchase Agreement was included as an exhibit to our Current Report on Form 8-K filed with the SEC on March 13, 2023.

Effect on Current Shareholders if the ELOC Issuance Proposal is Approved

Each additional share of common stock that would be issuable to the ELOC Investor would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of common stock to the ELOC Investor pursuant to the terms of the ELOC Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to the ELOC Investor could adversely affect prevailing market prices of our shares of common stock.

Effect on Current Shareholders if the ELOC Issuance Proposal is Not Approved

The Company is not seeking the approval of its shareholders to authorize its entry into the Purchase Agreement and any related documents, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s shareholders to approve the ELOC Issuance Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company. In particular, the Company has already issued the Commitment Shares to the ELOC Investor as consideration for its commitment to purchase shares of common stock under the Purchase Agreement, and the ELOC Investor will be under no obligation to return the Commitment Shares in the event that no Purchase Shares are issued pursuant to the Equity Line of Credit.

If the shareholders do not approve the ELOC Issuance Proposal, the Company will be unable to issue any Purchase Shares pursuant to the Equity Line of Credit. Accordingly, if shareholder approval of the ELOC Issuance Proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The Company expects to receive gross proceeds of $15.0 million upon issuance of all of the Purchase Shares.

The Company’s ability to successfully implement its business plans and ultimately generate value for its shareholders is dependent upon its ability to raise capital and satisfy its ongoing business needs. If the Company is unable to issue Purchase Shares pursuant to the Equity Line of Credit, it may be unable to fully satisfy its ongoing business needs on the terms or timeline it anticipates, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Required Vote of Shareholders

The affirmative vote of a majority of the votes cast by the aggregate of (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, will be required to approve the ELOC Issuance Proposal. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal. Abstentions are not considered votes cast and will therefore have no effect on the ELOC Issuance Proposal. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the ELOC Issuance Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the ELOC Issuance Proposal.

Recommendation of our Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 2.

PROPOSAL NO. 3 — APPROVAL OF THE EQUITY INCENTIVE PLAN

Overview

Approval of the 2023 Equity Incentive Plan

On March 15, 2023, our Board of Directors adopted the 2023 Equity Incentive Plan (the “Original 2023 Plan”), subject to shareholder approval. The Original 2023 Plan provides for the grant of nonstatutory stock options, incentive stock options, restricted stock, restricted stock units, performance units, performance shares, and other share-based awards. All of our employees, officers and directors, as well as consultants and advisors, are eligible to receive awards under the 2023 Plan. As of November 20, 2023, 931,500 shares of our common stock upon exercise of outstanding options, warrants and rights have been issued and are outstanding under the Original 2023 Plan. On November 27, 2023, our Board of Directors approved the Amendment No. 1 to the 2023 Equity Incentive Plan (collectively with the Original 2023 Plan, the “Equity Incentive Plan”) to increase the number of shares issuable under the Equity Incentive Plan by six million to eight million five hundred thousand shares, including shares previously issued thereunder. We refer to our 2023 Equity Incentive Plan, as amended, as the “2023 Equity Incentive Plan” throughout this Proxy Statement. References in this proposal to our board of directors include the Compensation Committee of the board of directors, where applicable.

In this Proposal No. 3, our board of directors is requesting shareholder approval of the Equity Incentive Plan. Our board of directors believes that the 2023 Equity Incentive Plan, as amended is an integral part of our long-term compensation philosophy and is necessary to continue providing the appropriate levels and types of equity compensation for our employees.

Equity Awards Are an Integral Component of Our Compensation Program

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees, officers and directors. Approval of the Equity Incentive Plan will allow us to grant stock options and other equity awards at levels we determine to be appropriate in order to attract new employees, officers and directors, retain our existing employees and officers and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase shareholder value. The Equity Incentive Plan allows us to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards.

At November 20, 2023, stock awards covering an aggregate of 931,500 shares were outstanding under the 2023 Equity Incentive Plan and 2,271,907 shares remained available for future grant under the 2023 Equity Incentive Plan as of such date.

The following table provides certain additional information regarding the 2023 Equity Incentive Plan.

As of November 20, 2023
Total number of shares of common stock subject to outstanding stock options	931,500
Weighted-average exercise price of outstanding stock options	$0.97
Total number of shares of common stock available for grant under the 2023 Equity Incentive Plan	2,271,907
Total number of shares of common stock outstanding	48,597,129
Per-share closing price of common stock as reported on The NASDAQ Capital Market	$0.17

Description of the 2023 Equity Incentive Plan

The principal features of the 2023 Equity Incentive Plan, as amended, are summarized below, but this summary is qualified in its entirety by reference to the full text of the 2023 Equity Incentive Plan, as amended, which is attached to this Proxy Statement as Appendix A-1 and Appendix A-2. As described below, incentive awards authorized under the 2023 Equity Incentive Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the Code. If an incentive award granted under the 2023 Equity Incentive Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2023 Equity Incentive Plan.

Administration — The 2023 Equity Incentive Plan is administered by our Compensation Committee of our board of directors, or our board of directors in the absence of such a committee. Subject to the terms of the 2023 Equity Incentive Plan, the 2023 Equity Incentive Plan administrator may select participants to receive awards, determine fair market value of our shares, determine the types of awards and terms and conditions of awards and interpret provisions of the 2023 Equity Incentive Plan, to institute an exchange program (without shareholder approval) pursuant to which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms), awards of a different type, and/or cash (except that the 2023 Equity Incentive Plan administrator may not, without shareholder approval, reprice any options or stock appreciation rights (“SARs”), or pay cash or issue new options or SARs in exchange for the surrender and cancellation of outstanding options or SARs), modify awards granted under the 2023 Equity Incentive Plan, and make all other determinations deemed necessary or advisable for administering the 2023 Equity Incentive Plan.

Grants — The 2023 Equity Incentive Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and SARs, as described below:

•        Options granted under the 2023 Equity Incentive Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of common stock covered by an option generally cannot be less than the fair market value of common stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant.

•        Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee or our board of directors, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•        The compensation committee or our board of directors may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•        The 2023 Equity Incentive Plan authorizes the granting of stock awards. The compensation committee or our board of directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the 2023 Equity Incentive Plan upon the number of shares of our common stock that may be awarded or sold under the 2023 Equity Incentive Plan) and the terms applicable to each award, including performance restrictions.

•        SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR.

Non-Transferability of Awards — Unless the 2023 Equity Incentive Plan administrator provides otherwise, the 2023 Equity Incentive Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments — In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2023 Equity Incentive Plan, the 2023 Equity Incentive Plan administrator will adjust the number and class of shares that may be delivered under the 2023 Equity Incentive Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2023 Equity Incentive Plan.

Dissolution, Liquidation — The 2023 Equity Incentive Plan provides that in the event of a proposed dissolution or liquidation of our Company, to the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Dividends or Dividend Equivalents for Performance Awards.    Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Merger, Change of Control — The 2023 Equity Incentive Plan provides that in the event of a merger or a change of control, as defined under the 2023 Equity Incentive Plan, each outstanding award will be treated as the 2023 Equity Incentive Plan administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

Duration, Amendment, and Termination — Our board of directors has the power to amend, suspend or terminate the 2023 Equity Incentive Plan without shareholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our shareholders within one year of such change. Unless sooner terminated, the 2023 Equity Incentive Plan would terminate ten years after it was adopted.

Compliance with Section 162(m) of the Code.    Section 162(m) of the Code generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. The recently-enacted Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) included changes to Section 162(m) effective for years after 2017. Prior to 2018, “covered employees” included the Chief Executive Officer of the Company and the three other highest paid officers of the Company (other than the Chief Financial Officer). For 2018 and later years, “covered employees” will include the Chief Executive Officer of the Company, the Chief Financial Officer of the Company, the three highest paid officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer) and any employee who qualified as a “covered employee” for any tax year beginning after 2016. For years beginning prior to January 1, 2018, the $1 million deduction limit did not apply to “qualified performance-based compensation” that was based on the attainment of pre-established, objective performance goals established under a shareholder-approved plan. Effective for the years beginning on or after January 1, 2018, there is no exception for “qualified performance-based compensation”; but a transition rule provides that the “qualified performance-based compensation” exemption will continue to apply to grandfathered arrangements made pursuant to a binding contract in effect on or before November 2, 2017 that is not materially modified thereafter. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts paid under our compensation programs may not be deductible as the result of Section 162(m). While our policy has generally been to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the Compensation Committees may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our shareholders despite the fact that such arrangements may not, in whole or part, qualify for tax deductibility. Going forward, we intend to continue to design our executive compensation arrangements to be consistent with our best interests and those of our shareholders; accordingly, the Compensation Committees, while considering the tax deductibility as a factor in determining executive compensation, may not limit such compensation to those levels that will be deductible, particularly in light of the elimination of the expansion of the covered employee group and the elimination of the exception for performance-based compensation.

Forfeiture Provisions.    The 2023 Equity Incentive Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events.    The 2023 Equity Incentive Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2023 Equity Incentive Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

Important Aspects of the 2023 Equity Incentive Plan Designed to Protect Our Shareholders’ Interests

The 2023 Equity Incentive Plan includes certain provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

Shareholder approval is required to increase the maximum number of shares under the 2023 Equity Incentive Plan.    The 2023 Equity Incentive Plan contains a provision for a potential increase to the amount of shares available under the plan, based on our outstanding share capital as of the end of the applicable respective fiscal year (a “Potential Increase”). However, shareholder approval would be required in order to increase the maximum aggregate number of shares issuable under the 2023 Equity Incentive Plan, as adjusted for the any Potential Increase, thereby allowing our shareholders the ability to have a say on our equity compensation programs.

Repricing is not allowed.    The 2023 Equity Incentive Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the 2023 Equity Incentive Plan, as adjusted for any Potential Increase.

Submission of amendments to 2023 Equity Incentive Plan to shareholders.    The 2023 Equity Incentive Plan requires shareholder approval for material amendments to the 2023 Equity Incentive Plan, including as noted above, such as any increase in the maximum number of shares available for issuance under the 2023 Equity Incentive Plan.

Flexibility in designing equity compensation scheme.    The 2023 Equity Incentive Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

Restrictions on dividends.    The 2023 Equity Incentive Plan provides that (i) holders of shares of our common stock subject to an award before the date such shares have vested will be entitled to receive all dividends and other distributions paid with respect to such shares unless otherwise provided in the applicable award agreement, (ii) any dividends or dividend equivalents that are credited with respect to any shares of our common stock subject to an award before the date such shares have vested will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

No liberal change in control definition.    The change in control definition in the 2023 Equity Incentive Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2023 Equity Incentive Plan to be triggered.

No discounted stock options or stock appreciation rights.    All stock options and stock appreciation rights granted under the 2023 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

Administration by independent committee.    The 2023 Equity Incentive Plan is administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2023 Equity Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the participant or for the employer. A participant will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the participant holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a participant sells or otherwise disposes of the common shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the participant will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the participant recognizes ordinary income.

Non-Qualified Options.    The grant of a non-qualified option will not be a taxable event for the participant or for the employer. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of common shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the common shares plus the amount treated as ordinary income at the time the option was exercised). We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock.    A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the common shares are subject to restrictions will be subject to withholding taxes. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock Units.    There are no immediate tax consequences of receiving or vesting in an award of restricted stock units under the 2023 Equity Incentive Plan; however, restricted stock units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the common shares on the vesting date). A participant who is awarded restricted stock units will recognize ordinary income upon receiving common shares or cash under the award in an amount equal to the fair market value of the common shares at the time of delivery or the amount of cash. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Performance Shares, Performance Units and Other Stock Unit Awards.    A participant generally will recognize no income upon the receipt of a performance share or performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any substantially vested common shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2023 Equity Incentive Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. We will generally be entitled to Dividend or Dividend Equivalents. A participant will recognize taxable income, subject to withholding of employment tax, upon receipt of a dividend equivalent in cash or in shares of stock. Similarly, a participant who receives restricted stock, and does not make an election under Section 83(b) of the Code with respect to the stock, will recognize taxable ordinary income, subject to withholding of employment tax, upon receipt of dividends on the stock. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

Unrestricted Stock.    Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the common shares on the date of the award, reduced by the amount, if any, paid for such common shares. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Withholding.    To the extent required by law, we will withhold from any amount paid in settlement of an award, the amount of withholding and other taxes due or take other action as we deem advisable to enable ourselves to satisfy withholding and tax obligations related to any awards.

Interest of Certain Persons in the 2023 Equity Incentive Plan

Shareholders should understand that our directors, executive officers and other employees may be considered as having an interest in the approval of the 2023 Equity Incentive Plan because they may, in the future, receive awards under it. While we do not have any current formal plans to make any awards to our directors, executive officers and other employees if this Proposal No. 3 is approved by our shareholders, our board of directors and/or Compensation Committee may make such awards in the future as it deems in the best interests of our Company and shareholders. The board believes that it is important to our growth and long-term success to be able to continue to offer equity award incentives to our directors, executive officers and other employees.

New Plan Benefits

Awards under the 2023 Equity Incentive Plan will be made at the discretion of the Compensation Committee. Accordingly, we cannot currently determine the amount of awards that will be made under the 2023 Equity Incentive Plan. We anticipate that the Compensation Committee will utilize the 2023 Equity Incentive Plan to continue to grant long-term equity incentive compensation to key employees similar to the awards described in this Proxy Statement. We also anticipate that the Compensation Committee will utilize the 2023 Equity Incentive Plan to continue to grant long-term equity incentive compensation to employees and officers and awards to directors similar to the awards described in this Proxy Statement.

Information Regarding Outstanding Stock Awards

Information regarding outstanding stock awards made to our non-employee directors and Named Executive Officers as of April 30, 2023, is included elsewhere in this Proxy Statement under the headings “Director Compensation” and “Executive Compensation.”

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our existing equity compensation plan as of April 30, 2023.

Equity Compensation Plan Information

The following table reflects the number of shares of our common stock issuable upon the exercise of awards granted under our equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such awards as of April 30, 2023. All numbers have been adjusted to give effect to the 1-for-33 reverse stock split effected as of June 10, 2022.

Name of Plan	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted – Average Exercise Price of Outstanding Options ($)	Number of shares remaining available for issuance under equity compensations plans (excluding the shares reflected in column(1)
Equity compensation plans approved by security holders(1)	931,500	$0.97	2,400,695
Equity compensation plans not approved by security holders	—	—	—
Total	931,500	0.97	2,400,695

____________

(1)      Represents securities issued under our 2023 Equity Incentive Plan.

On March 15, 2023, our board of directors approved and adopted the 2023 Equity Incentive Plan, as subsequently amended on November 27, 2023. The 2023 Equity Incentive Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. Awards may be granted under the 2023 Equity Incentive Plan to our employees, officers, directors and consultants.

Vote Required

The affirmative vote of a majority of the votes cast by the aggregate of (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, will be required to approve the 2023 Equity Incentive Plan, as amended. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 3.

PROPOSAL NO. 4 — RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed Haskell & White LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending April 30, 2024. Haskell & White LLP (“HW”) was engaged as our independent registered public accounting firm in May 2023. Representatives of HW are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Shareholder ratification of the appointment of HW is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of HW to the shareholders for ratification as a matter of good corporate governance practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain HW. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2024 fiscal year if it determines that such a change would be in the best interests of us and our shareholders.

Vote Required

The affirmative vote of a majority of the votes cast on this matter at the Annual meeting is required to ratify the appointment of HW as our independent registered public accounting firm. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 4.

PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE SPLIT

Our board of directors has adopted and submitted for shareholder approval an amendment to our Certificate of Formation to effect, at the sole discretion of the Company’s Board of Directors, a reverse stock split of all outstanding shares of our common stock, if our board of directors deems that it is in our Company’s and our shareholders’ best interests, at a ratio to be determined by our board of directors in the range (the “Range”) of one-for-two (1-for-2) through one-for-one hundred (1-for-100) (collectively, the “Reverse Split”). Our board of directors will have the sole discretion to elect, as it determines to be in our best interests and our shareholders, whether or not to effect the Reverse Split, and if so, at which ratio within the approved range. Our board of directors believes that approval of a proposal granting this discretion to our board of directors, rather than approval of an immediate Reverse Split at a specified ratio, would provide our board of directors with maximum flexibility to react to current market conditions and other factors it deems appropriate and to therefore achieve the purposes of the Reverse Split, if implemented, and to act in our Company’s best interests and our shareholders.

The Reverse Split has been proposed for approval at the Annual Meeting in order to attempt to remediate our current noncompliance with Nasdaq’s minimum bid price requirement under Nasdaq Rule 5550(a)(2).

To effect the Reverse Split, our board of directors would authorize our management to file a Certificate of Amendment to our Certificate of Formation with the Secretary of State of the State of Texas. If our board of directors elects to implement the approved Reverse Split within the Range, the number of issued and outstanding shares of our common stock (as well as common stock underlying derivative securities such as preferred stock, options and warrants) would be reduced in accordance with the ratio for the selected Reverse Split, without a corresponding decrease to the number of authorized shares of our common stock. The par value of our common stock would remain unchanged, however the number of authorized and unissued shares of our common stock would effectively increase as a result of the Reverse Split. If approved by our shareholders, our board of directors may nonetheless elect not to implement the Reverse Split at its sole discretion. This could occur if our common stock regains compliance with Nasdaq’s Bid Price Rule prior to the termination of the applicable grace period discussed above. The proposed form of the Certificate of Amendment to our Certificate of Formation to implement the Reverse Split is attached to this Proxy Statement as Annex A (the “Certificate of Amendment”).

Purpose of the Reverse Split

On August 2, 2023, we received a letter from Nasdaq notifying us of our noncompliance with Nasdaq Rule 5550(a)(2) (based on the closing bid price of our shares of common stock for the previous 30 consecutive business days being below a minimum of $1.00 per share) (the “Bid Price Rule”). The purpose of the Reverse Split would be to regain compliance with Nasdaq’s Bid Price Rule and avoid delisting of our common stock.

The letter from Nasdaq has no immediate effect on the listing of our common stock on The Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have until January 29, 2024, to regain compliance with the Bid Price Rule. To regain compliance during this compliance period, the closing bid price of our shares of common stock must be at least $1.00 for a minimum of ten consecutive business days. In the event that we do not regain compliance with the Bid Price Rule prior to the expiration of the compliance period, we may be eligible for an additional compliance period. To qualify, we will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Bid Price Rule, and will need to provide written notice of our intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If we are not able to meet these requirements, we will receive written notification from Nasdaq that our shares are subject to delisting. At that time, we may appeal the relevant delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules. However, there can be no assurance that, if we do appeal the delisting determination by Nasdaq to the panel, that such appeal would be successful.

While letter from Nasdaq had no immediate impact on the listing of our common stock, which has continued to be listed and traded on The Nasdaq Capital Market, we are seeking shareholder approval of the Reverse Split to enable our board of directors to take action to attempt to enable us to regain compliance with the Bid Price Rule and continue to be listed on The Nasdaq Capital Market. By including our board of directors discretion to effect the Reverse Split within the range, we will be positioned to react to market conditions and actions taken by Nasdaq to increase our chances of achieving this goal.

Our board of directors has determined that maintaining listing on The Nasdaq Capital Market is an important goal, as our board of directors believes that the listing of our common stock on a principal national securities exchange enhances the liquidity of the outstanding shares, as well as our ability to raise capital, each of which is considered to be a benefit to our Company and our shareholders. Additionally, our board of directors believes that continued listing on The Nasdaq Capital Market enhances visibility and credibility to the investment community with respect to our common stock. If, on the other hand, our common stock was delisted from The Nasdaq Capital Market and we were unable to list our common stock on an alternative national securities exchange, trading of our common stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQB or a lower-tiered quotation system operated by The OTC Markets Group. In such an event, investors may find it more difficult to sell shares of our common stock. The result could be a depressive effect on our stock price. In addition, if our common stock were delisted, it would become subject to SEC rules regarding “penny stocks,” which impose additional disclosure requirements on broker-dealers and further hindrances and expenses for investors seeking to sell the securities. For these reasons and others, delisting would likely adversely affect the liquidity, trading volume and price of our common stock, causing the value of an investment in us to decrease and having an adverse effect on our business and an investment in us, as well as on our ability to raise capital as and when required.

While we hope that approval of this Proposal No. 5 will enable us to regain compliance prior to the termination of the grace period, we intend to monitor the bid price of our common stock and assess our options for maintaining the listing of our common stock on The Nasdaq Capital Market.

For more information on the risks inherent in the Reverse Split, including with respect to the Nasdaq deficiency notice and potential for delisting, see below under the heading “Certain Risks Associated with the Reverse Split.” For additional information about the risks we and our investors face with respect to our common stock, business and other matters, see “Item 1A. — Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2023, a copy of which has been mailed with this Proxy Statement to our shareholders of record as of the Record Date.

Certain Risks Associated with the Reverse Split

If the Reverse Split does not result in a proportionate increase in the price of our common stock, we may be unable to regain compliance with the Nasdaq listing requirements or meet those of another national securities exchange.

We expect that if approved the Reverse Split will increase the market price of our common stock so that we will be able to regain compliance with Nasdaq’s minimum Bid Price Rule requirements. However, the effect of the Reverse Split on the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is possible that the market price of our common stock following the Reverse Split will not increase sufficiently for us to regain compliance with the minimum bid price requirement. Further, the Reverse Split may result in a lesser number of round lot holders (holders of at least 100 shares), which could also cause us to be noncompliant with another Nasdaq Rule requiring that we have at least 300 round lot holders. If we are unable meet the minimum bid price requirement or other requirements under Nasdaq Rules, we may not be unable continue to have or common stock listed on The Nasdaq Capital Market and may be unable to list our common stock on an alternative national securities exchange. This could have a material adverse effect on our liquidity and an investment in us and impose additional hardships on investors seeking to sell our common stock.

Even if the Reverse Split results in the requisite increase in the market price of our common stock, there is no assurance that we will be able to continue to comply with the minimum Bid Price Rule requirements.

Even if the Reverse Split results in the requisite increase in the market price of our common stock to be in compliance with the minimum Bid Price Rule requirements of Nasdaq, there can be no assurance that the market price of our common stock following the Reverse Split will remain at the level required for continued compliance with such requirement. It is not uncommon for the market capitalization of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the implementation of the Reverse Split, the percentage decline may be greater than would occur in the absence of the Reverse Split. In any event, other factors unrelated to the number of shares of our common stock outstanding, such as negative financial or operational results, could adversely affect the market price of our common stock and jeopardize our ability to meet or continue to comply with the minimum Bid Price Rule requirements of Nasdaq.

The Reverse Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be adversely affected by the Reverse Split given the reduced number of shares that will be outstanding following the Reverse Split, especially if the market price of our common stock does not sufficiently increase as a result of the Reverse Split. In addition, the Reverse Split may decrease the number of shareholders who own round lots (less than 100 shares) of our common stock, creating the potential for such shareholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

The increased market price of our common stock resulting from the Reverse Split may not attract new investors, including institutional investors, and may not satisfy the investing guidelines of those investors, and consequently, the liquidity of our common stock may not improve.

Although we believe that a higher market price may help generate greater or broader investor interest in our common stock, there can be no assurance that the Reverse Split will result in a per-share price increase sufficient to attract new investors, including institutional investors. Additionally, there can be no assurance that the market price of our common stock will satisfy the investing guidelines of those investors. As a result, the trading liquidity of our common stock may not necessarily improve following the Reverse Split.

Principal Effects of the Reverse Split, Effective Increase in Authorized Common Stock and Par Value Increase

The Reverse Split, if implemented, will have the following principal effects:

•        the number of shares of our common stock held by individual shareholders will decrease based on the ratio, and the number of shareholders who own “round lots” of at least 100 shares of will decrease; and

•        the number of shares of common stock issuable upon exercise of outstanding stock options and warrants or conversion of outstanding convertible securities (if any) and the exercise price of such outstanding options and warrants and the conversion price of such outstanding convertible securities (if any), will be adjusted in accordance with their respective terms based on the ratio at which the Reverse Split is effected.

Shares of our common stock after the Reverse Split will be fully paid and non-assessable. The Certificate of Amendment will not change any of the other terms of our common stock. Following the Reverse Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of our common stock prior to the Reverse Split. Following the Reverse Split, we will continue to be subject to the reporting requirements of the Exchange Act.

Because the authorized common stock will not be reduced at the same ratio as the Reverse Split ratio, the Reverse Split will have an overall effect of increasing the authorized but unissued shares of our common stock. These shares may be issued by our board of directors in its sole discretion. See “Anti-Takeover Effects of the Reverse Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock.

Fractional Shares

No fractional shares will be issued as the result of the Reverse Split. We will round up any fractional shares resulting from the Reverse Split to the nearest whole share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of our common stock following the proposed Reverse Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Procedure for Implementing the Reverse Split

The Reverse Split would become effective upon the filing with the Texas Secretary of State of the Certificate of Amendment as of the time of filing or such other time set forth in the Certificate of Amendment (the “Effective Time”), as determined by our board of directors based on its evaluation as to when such action will be the most advantageous to us and our shareholders. Additionally, our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Split if, at any time prior to the effectiveness of the Certificate of Amendment, our board of directors, in its sole discretion, determines that it is no longer in the best interest of our Company and our shareholders to effect the Reverse Split. Beginning at the Effective Time, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Split.

After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, used to identify our equity securities. Stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Effect on Beneficial Owners of Common Stock

Upon the implementation of the Reverse Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names with EQ — Equiniti Trust Company, LLC, our transfer agent (the “Transfer Agent”). Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures for processing the Reverse Split. Shareholders who hold our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Registered “Book-Entry” Holders of Common Stock

Certain registered holders of our common stock may hold some or all of their shares electronically in book-entry form with the Transfer Agent. These shareholders do not have stock certificates evidencing their common stock ownership. Such shareholders are, however, provided with a statement reflecting the number of shares registered in their accounts. Shareholders who hold shares electronically in book-entry form with the Transfer Agent will not need to take action. The Reverse Split will automatically be reflected in the Transfer Agent’s records and on their next statement.

Exchange of Stock Certificates

We expect that the Transfer Agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., shareholders who hold their shares directly in their own name and not through a broker) in connection with the Reverse Split. As soon as practicable after the filing of the Certificate of Amendment, registered holders of certificated pre-Reverse Split shares may be asked to surrender to the Transfer Agent certificates representing pre-Reverse Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new stock certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Transfer Agent.

For street name holders of pre-Reverse Split shares (i.e., shareholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the Effective Time.

Shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Certain Federal Income Tax Consequences

Each shareholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your particular situation.

The following discussion of the material U.S. federal income tax consequences of the Reverse Split is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements and judicial decisions now in effect. Those legal authorities are subject to change at any time by legislative, judicial or administrative action, possibly with retroactive effect to the Reverse Split. No ruling from the IRS with respect to the matters discussed below has been requested, and there is no assurance that the IRS or a court would agree with the conclusions set forth in this discussion. The following discussion assumes that the pre-split shares of common stock were, and post-split shares will be, held as “capital assets” as defined in the Code. This discussion may not address certain U.S. federal income tax consequences that may be relevant to particular shareholders in light of their specific circumstances or to certain types of shareholders (like dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the U.S. federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

We will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split.

A shareholder will not recognize gain or loss for U.S. federal income tax purposes on the exchange of pre-Reverse Split shares of our common stock for post-Reverse Split shares of our common stock in the Reverse Split. A shareholder’s aggregate tax basis in the post-Reverse Split shares of our common stock the shareholder receives in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the pre-Reverse Split shares of our common stock the shareholder surrenders in exchange therefor. A shareholder’s holding period for the post-Reverse Split shares of our common stock the shareholder receives in the Reverse Split will include the shareholder’s holding period for the pre-Reverse Split shares of our common stock the shareholder surrenders in exchange therefor. Shareholders who have different bases or holding periods for pre-Reverse Split shares of our common stock should consult their tax advisors regarding their bases or holding periods in their post-Reverse Split common stock.

Anti-Takeover Effects of the Reverse Split

The effective increase in our authorized and unissued shares of common stock resulting from the Reverse Split could potentially be used by our board of directors to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Split could make it more difficult to accomplish a merger or similar transaction, even if such transaction is beneficial to the shareholders. Our board of directors might use the additional shares to resist or frustrate, by issuing additional shares of common stock, a third-party takeover effort favored by a majority of the independent shareholders that would provide an above-market premium. The Reverse Split is not the result of our management’s knowledge of an effort to accumulate our securities or to obtain control of our Company by means of a merger, tender offer, solicitation or otherwise.

Vote Required

The affirmative vote of a majority of the aggregate of (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, is required to approve an amendment to our Certificate of Formation to effect the Reverse Split. For purposes of this vote, abstentions and broker non-votes will have an effect of a vote “AGAINST” this proposal.

The Board of Directors Unanimously Recommends
a Vote FOR this Proposal No. 5.

PROPOSAL NO. 6 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
FORMATION TO EFFECT THE NAME CHANGE

Our board of directors has adopted and submitted for shareholder approval an amendment to our Certificate of Formation (the “Name Change”) in the form attached hereto as Annex A and incorporated herein. The amendment to our Certificate of Formation is presented solely to change our corporate name from “Heart Test Laboratories, Inc.” to “HeartSciences Inc.” In the judgment of our Board of Directors, the Name Change is in the best interests of our Company and our shareholders in order to more accurately reflect the name under which our Company is actually doing business.

Vote Required

The affirmative vote of a majority of the aggregate of (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, is required to approve an amendment to our Certificate of Formation to effect the Name Change. For purposes of this vote, abstentions will have an effect of a vote “against” this proposal.

The Board of Directors Unanimously Recommends
a Vote FOR this Proposal No. 6.

PROPOSAL NO. 7 — ADOPT AND APPROVE AN AMENDMENT TO OUR CERTIFICATE OF FORMATION TO DECREASE THE NUMBER OF SHARES OF COMMON STOCK NEEDED TO ESTABLISH A QUORUM FOR MEETINGS OF SHAREHOLDERS

Approval of shareholders is being sought for the Quorum Reduction, which if approved, would amend our Certificate of Formation for the purpose of reducing the quorum required for our shareholder meetings (the “Quorum Amendment”). The Board has determined that the Quorum Amendment is in the Company’s and our shareholders’ best interests. More specifically, the Quorum Amendment would reduce the quorum for shareholder meetings from a majority of the outstanding voting securities of the Company (the “Current Quorum”) to one-third (33 1/3%) of the outstanding voting securities of the Company (the “Proposed Quorum”). The Board has adopted and declared advisable the Quorum Amendment, which amendment to the Certificate of Formation is necessary in order to implement the Proposed Quorum, subject to shareholder approval. If approved, the Board of Directors will subsequently amend our Second Amended and Restated Bylaws (the “Bylaws”) to effect the Quorum Reduction.

The text of the proposed Quorum Amendment is included as Annex A to this Proxy Statement.

General

A quorum is the minimum number of shareholders that must be present in person or by proxy at a shareholder meeting in order for that meeting to be validly held. It is a requirement under Texas law that a company specify its quorum for its shareholder meetings by defining the proportion of the voting power that constitutes a quorum in its certificate of formation or bylaws.

Our Certificate of Formation provides that the Current Quorum for a meeting of the Company’s shareholders is a majority of the combined voting power of the Company’s capital stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy.

Under Texas law and Nasdaq Stock Market Rules the minimum quorum requirement is 33 1/3%. Our Current Quorum is above the minimum quorum requirement under Texas law and Nasdaq.

We may have difficulties reaching our Current Quorum for our shareholder meetings in a timely manner. If we do not achieve our Current Quorum by the originally scheduled meeting dates, then we would have to adjourn the meeting for some period to allow us to solicit further proxies from our shareholders in order to reach the Current Quorum and validly hold the meeting of shareholders.

Reasons for the Bylaws Amendment

As a result of the above, the Board believes that a reduction in the quorum for any future shareholder meetings from the Current Quorum to the Proposed Quorum, and the Quorum Amendment to make this change, is in the best interests of the Company and its shareholders, because the adoption of the Proposed Quorum by making the Quorum Amendment:

•        will reduce the risk of our failing to achieve the required quorum for any shareholder meetings, which failure would require us to adjourn such meetings and therefore cause us to incur additional costs, such as additional virtual meeting host costs and possibly hiring proxy solicitors, and suffer disruptions to our business; and

•        is high enough to ensure that a broad range of shareholders are present at a shareholder meeting in person or by proxy.

Accordingly, the Board has adopted and declared advisable the Quorum Amendment, subject to shareholder approval. The text of the proposed Quorum Amendment is included as Annex A to this Proxy Statement.

Vote Required

The affirmative vote of a majority of the aggregate of (i) the shares of our common stock, (ii) the shares of our common stock issuable upon conversion of Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, is required to approve an amendment to our Certificate of Formation to effect the Quorum Reduction. This is the vote required in our Certificate of Formation to alter, amend or repeal the Certificate of Formation. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

The Board of Directors Unanimously Recommends
a Vote FOR this Proposal No. 7.

PROPOSAL NO. 8 — ADJOURNMENT

General

We are asking our shareholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the shareholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the votes cast by the aggregate of (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, will be required to approve the 2023 Equity Incentive Plan, as amended. For purposes of this vote, broker non-votes will have no effect on the outcome of this proposal, and abstentions will have the same effect as the vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THIS PROPOSAL NO. 8.

Audit and Non-Audit Fees

Audit Fees

The following table sets forth the aggregate fees billed by Haskell & White, LLP, our independent registered public accounting firm during the fiscal years ended April 30, 2023 and 2022 for the services performed for our Company (in thousands):

	Year Ended April 30,
Description of Service	2023	2022
Audit Fees(1)	$97,500	$50,000
Audit-Related Fees(2)	69,850	70,900
Total Fees	$167,350	$120,900

____________

(1)      Audit Fees consist of fees for audit of our annual financial statements for the respective year, reviews of our quarterly financial statements, services provided in connection with statutory and regulatory filings.

(2)      Fees related to the IPO and subsequent S-1 registration filings.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and approves in advance any services to be performed by the independent registered public accounting firm, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm. During the year ended April 30, 2023, all of the services performed by our independent registered public accounting firm were pre-approved by the Audit Committee. During the year ended April 30, 2022, which was prior to the establishment of committees, all services performed by our independent registered public accounting firm were pre-approved by the Board of Directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee’s purpose is to assist our board of directors in its general oversight of our accounting, auditing and financial reporting practices. Management is primarily responsible for our financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. The Auditor was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the committee certify that our registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the committee’s members in business, financial and accounting matters.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2023 with our management. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received the written disclosures required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence. Based on the foregoing, the Audit Committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2023, for filing with the SEC.

Respectfully submitted by:
The Audit Committee of the Board of Directors
Bruce Bent (Chairman)
David R. Wells
Brian Szymczak

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was at any time during 2023 fiscal year, or at any other time, an officer or employee of our Company, and no member had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers (i) serves as a member of the compensation committee of any other company of which any member of the Compensation Committee or our board of directors is an executive officer, or (ii) serves as a member of the board of directors of any other company of which any member of the Compensation Committee is an executive officer.

EXECUTIVE COMPENSATION

Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers as of April 30, 2023 (the “Named Executive Officers”), were:

•        Andrew Simpson, Chief Executive Officer, Chairman and Director;

•        Mark Hilz, Chief Operating Officer and Secretary; and

•        Danielle Watson, Chief Financial Officer.

2023 Summary Compensation Table

The following table sets forth summary compensation information for our named executive officers consisting of: our President, Chief Executive Officer and Chairman of the Board of Directors, our Chief Operating Officer and Secretary, and our Chief Financial Officer and Treasurer. The Company had no other executive officers during Fiscal 2023 and Fiscal 2022. The following table includes all compensation earned by the named executive officers for the respective period, regardless of whether such amounts were actually paid during the period.

Name and Position	Fiscal Years	Salary ($)		Bonus ($)	Option Awards ($)(1)	Total ($)
Andrew Simpson	2023	234,139	(2)	30,000	191,805	455,944
President, Chief Executive Officer and Chairman of the Board of Directors	2022	25,806	(3)	—	119,000	144,806
Mark Hilz	2023	233,611		30,000	191,805	455,416
Chief Operating Officer and Secretary	2022	111,012		—	119,000	230,012
Danielle Watson	2023	161,250		27,500	47,951	236,701
Chief Financial Officer and Treasurer	2022	71,354		—	20,400	91,754

____________

(1)      Represents the full grant date value of the stock award or option grant, as applicable, calculated in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Our policy and assumptions made in the valuation of share-based payments are contained in Note 6 of the notes to our Fiscal 2023 financial statements in our Annual Report on Form 10-K, as filed with the SEC on July 19, 2023. The value of option awards presented in the Summary Compensation Table reflects the grant date fair value of the awards and does not correspond to the actual value that will be recognized by the named executive officers.

(2)      Includes $25,000 in accrued compensation paid subsequent to Fiscal 2023.

(3)      Excludes $87,500 in Fiscal 2022 in respect of fees payable to Kyngstone Limited of which Mr. Simpson is the sole director and controlling shareholder. For additional information regarding this agreement, see “Item 13. Certain Relationships and Related Transactions, and Director Independence — Related Party Transactions” in our Annual Report on Form 10-K, as filed with the SEC on July 19, 2023.

2023 Outstanding Equity Awards at Fiscal Year Ended

The following table shows outstanding option awards held by the named executive officers as of April 30, 2023:

	Option Awards				Stock Awards
Name / Grant Date	Number of Securities Underlying Unexercised Options (#) Vested(1)	Number of Securities Underlying Unexercised Options (#) Unvested(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Andrew Simpson
May 1, 2016	18,939	3,788	12.21	May 1, 2026
March 14, 2018	—	22,727	15.18	March 14, 2028
November 1, 2018	—	22,727	15.18	November 1, 2028
September 1, 2019	30,303	22,727	1.29	September 1, 2029
November 6, 2020	26,515	26,515	1.16	November 6, 2030
March 1, 2022	26,515	26,515	3.47	March 1, 2032
March 20, 2023	—	300,000	0.97	March 20, 2033

Mark Hilz
May 1, 2016	18,939	3,788	12.21	May 1, 2026
March 14, 2018	—	22,727	15.18	March 14, 2028
November 1, 2018	—	22,727	15.18	November 1, 2028
September 1, 2019	30,303	22,727	1.29	September 1, 2029
November 6, 2020	26,515	26,515	1.16	November 6, 2030
March 1, 2022	26,515	26,515	3.47	March 1, 2032
March 20, 2023	—	300,000	0.97	March 20, 2033

Danielle Watson
February 1, 2022	2,273	2,272	3.47	February 1, 2032
March 1, 2022	4,545	—	3.47	March 1, 2032
March 20, 2023	—	75,000	0.97	March 20, 2033

____________

(1)      Represents options to purchase shares of common stock.

Change in Control Provisions

For a more detailed description of the “change in control” provisions applicable to our Named Executive Officers under their employment agreements, see “Named Executive Officer Employment Agreements” below.

Named Executive Officer Employment Agreements

The material terms of employment agreements with the Named Executive Officers previously entered into by our Company are described below.

Employment Agreement with Andrew Simpson

On April 5, 2022, we entered into an employment agreement with Mr. Simpson, which automatically renews at the end of each one-year term unless otherwise terminated in accordance with its terms, and who currently has an annual salary of $300,000. If Mr. Simpson’s employment is terminated by us for “Just Cause” or by Mr. Simpson for “Constructive Termination” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which we will pay Mr. Simpson certain accrued obligations and prior year bonus amounts, if any and we will continue to cover costs for Mr. Simpson’s health insurance and other benefits, if any, to which he may be entitled under our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Simpson’s employment agreement contains covenants relating to certain restrictive covenants, such as a non-compete, a non-solicitation covenant restricting his ability to solicit employees of our Company, and the requirement that they devote their full time and attention to the business of our Company.

Employment Agreement with Mark Hilz

On April 5, 2022, we entered into an employment agreement with Mr. Hilz, which automatically renews at the end of each one-year term unless otherwise terminated in accordance with its terms, who currently has an annual salary of $300,000. If Mr. Hilz’s employment is terminated by us for “Just Cause” or by Mr. Hilz for “Constructive Termination” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which we will pay Mr. Hilz certain accrued obligations and prior year bonus amounts, if any and we will continue to cover costs for Mr. Hilz’s health insurance and other benefits, if any, to which the he may be entitled under the our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Hilz’s employment agreement covenants relating to certain restrictive covenants, such as a non-compete, a non-solicitation covenant restricting his ability to solicit employees of our Company, and the requirement that they devote their full time and attention to the business of our Company.

Employment Agreement with Danielle Watson

On October 15, 2021, we entered into an employment agreement with Ms. Watson, effective as of November 4, 2021, who currently has an annual salary of $180,000 and participation in the Company’s equity incentive plan, along with health insurance and other Company benefits. Ms. Watson’s employment with us constitutes “at-will” employment, and therefore is for an unspecified duration and she may terminate her employment at any time, for any reason, with or without cause and with or without notice. Likewise, we may terminate her employment at any time, for any reason, with or without cause and with or without notice. Ms. Watson’s employment agreement contains certain covenants relating to restrictive covenants, such as a non-compete, a non-solicitation covenant restricting her ability to solicit employees of our Company, and the requirement that she devote her full time and attention to the business of our Company.

OTHER INFORMATION

Deadline for Submission of Shareholder Proposals and Nomination of Directors for Next Year’s Annual Meeting

Shareholder Proposals for the 2025 Annual Meeting

You may submit proposals for consideration at future shareholder meetings. For a shareholder proposal to be considered for inclusion in our proxy materials for our 2025 Annual Meeting of Shareholders, the proposal must (i) be delivered to us no later than January 31, 2025 and (ii) comply with all applicable SEC rules and regulations, including Rule 14a-8 of the Exchange Act. Since we did not hold an annual meeting during our 2023 fiscal year, we believe such deadline provide our shareholders a reasonable time to submit proposals for consideration at our 2025 Annual Meeting of Shareholders. Any proposals not received by this deadline will be untimely and not included in our 2025 proxy materials.

Alternatively, under our Bylaws, a shareholder may bring a proposal before our 2025 Annual Meeting of Shareholders, without including the proposal in our proxy materials, if (i) the shareholder provides us notice of the proposal not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Corporation, and (ii) the proposal concerns a matter that may be properly considered and acted upon at the annual meeting in accordance with our Bylaws and corporate governance policies. Any such proposal not received by this deadline will be considered untimely and will not be considered at our 2025 Annual Meeting of Shareholders. Shareholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals. Our bylaws are publicly available in the SEC Filings section of our investor relations/corporate governance website at https://ir.heartsciences.com.

Proposals should be addressed to:

Heart Test Laboratories, Inc.
550 Reserve Street, Suite 360
Southlake, TX 76092
Attention: Gene Gephart

Nomination of Directors for the 2025 Annual Meeting

You may propose a director nominee for consideration at the next annual meeting of our shareholders by complying with our Bylaws, which provide for a notice that must (i) be delivered to us at our principal executive offices set forth immediately above no earlier than the 90th day prior to January 4, 2025 (the first anniversary of our 2024 Annual Meeting of Shareholders) and not later than the 120th day prior to January 4, 2025, (the first anniversary of our 2024 Annual Meeting of Shareholders), (ii) provide all information relating to the director nominee that is required to be disclosed in a solicitation of proxies for the election of directors in an election contest, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and (iii) provide the director nominee’s written consent to serve as a director if elected. Shareholders are advised to review our Bylaws with respect to director nominations. These documents are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at https://ir.heartsciences.com/sec-filings.

Participants in the Solicitation

Under applicable regulations of the SEC, directors and certain officers of our Company may be deemed to be “participants” in the solicitation of proxies by our board of directors in connection with the Annual Meeting.

Expenses of Solicitation

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

Annual Report on Form 10-K

An electronic copy of our Annual Report on Form 10-K for the year ended April 30, 2023, as filed with the SEC on July 19, 2023, is available free of charge in the “SEC Filings” section of our investor relations/corporate governance website at https://ir.heartsciences.com/sec-filings, or at our offices at 550 Reserve Street, Suite 360, Southlake, TX 76092, attention: Gene Gephart. Exhibits will be provided upon written request and payment of an appropriate processing fee.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single copy of proxy materials, other than the proxy card, to those shareholders. This process is commonly referred to as “householding.” Your nominee may engage in householding. Through householding, beneficial owners who have the same address and last name will receive only one copy of the proxy materials unless one or more of these owners notifies us or their nominee that they wish to continue receiving individual copies. Beneficial owners who participate in householding will receive separate proxy cards. This procedure will reduce printing costs and postage fees.

To commence or discontinue householding, please notify your broker, bank or other nominee. Alternatively, you may direct such requests in writing to Heart Test Laboratories, Inc., 550 Reserve Street, Suite 360, Southlake, TX 76092, Attention: Gene Gephart, or by phone at 682-244-2578 Ext. 2024. Individual copies of the proxy materials also may be requested at any time at this same address and telephone number.

Other Matters

Other than as set forth above, the board of directors is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the designated proxy holders, Mr. Simpson and Ms. Watson, to vote on such matters in accordance with their best judgment.

YOUR VOTE IS IMPORTANT. Accordingly, you are urged to sign and return the accompanying proxy card or voting instruction card, as the case may be, whether or not you plan to attend the Annual Meeting.

By Order of the Board of Directors,
/s/ Andrew Simpson
Andrew Simpson Chairman and Chief Executive Officer
Southlake, Texas
December 8, 2023

Annex A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
HEART TEST LABORATORIES, INC.

Heart Test Laboratories, Inc., a corporation organized and existing under the Texas Business Organizations Code, hereby certifies as follows:

FIRST: That at a meeting of the Board of Directors of Heart Test Laboratories, Inc., a Texas corporation (the “Corporation”), resolutions were duly adopted setting forth the proposed amendments to the Amended and Restated Certificate of Formation of said corporation, declaring said amendment to be advisable and calling a meeting of the shareholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that subject to the approval of the Corporation’s shareholders, in accordance with the Texas Business Organizations Code and as described in a Certificate of Amendment, the name of the Corporation shall be changed to “HeartSciences Inc.” (the “Name Change”);

In order to effectuate the amendment set forth above:

Upon the filing and effectiveness of this Certificate of Amendment pursuant to the Texas Business Organizations Code (the “TBOC”), the name of the filing entity is: HeartSciences Inc.

RESOLVED, that the Amended and Restated Certificate of Formation of this corporation be amended to effect a one (1) for ____ (____) reverse stock split of all of the Corporation’s issued and outstanding common stock, $0.001 par value per share (the “Common Stock”), whereby, automatically upon the filing and effectiveness of this Certificate of Amendment pursuant to the TBOC, each ____ (____) issued and outstanding shares of Common Stock shall automatically be changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(a) Upon the filing and effectiveness of this Certificate of Amendment pursuant to the TBOC, all of the Corporation’s issued and outstanding shares of Common Stock, having a par value of $0.001 per share, shall be changed into new validly issued, fully paid and non-assessable shares of Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each ____ (____) shares of Common Stock issued and outstanding as of the record date of selected for such change; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each shareholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(b) The Corporation’s 500,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

(c) The Corporation’s 20,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

(d) The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Certificate of Amendment which, as a result of the reverse stock split provided for herein, are no longer issued shares of Common Stock.

RESOLVED, that subject to the approval of the Corporation’s shareholders, in accordance with the TBOC and as described in a Certificate of Amendment, the required quorum of the Corporation shall be changed such that a quorum will be present at a meeting of shareholders if the holders of one-third of the shares entitled to vote on that matter are represented at the meeting in person or by proxy;

Annex A-1

In order to effectuate the amendment set forth above:

With respect to any matter, a quorum will be present at a meeting of shareholders if the holders of one-third of the shares entitled to vote on that matter are represented at the meeting in person or by proxy.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the shareholders of said corporation was duly called and held upon notice in accordance with Section 6.051 of the Texas Business Organizations Code at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

THIRD: That said amendments were duly adopted in accordance with the provisions of Section 3.051 of the Texas Business Organizations Code.

FOURTH: This Certificate of Amendment to the Certificate of Formation shall be effective at ____ a.m., Eastern Time, on __________ ____, 2024.

[Signature page follows]

Annex A-2

IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to be signed by this ____ day of _______, 2024.

HEART TEST LABORATORIES, INC.
By:
Name:
Title:

Annex A-3

Appendix A-1

HEART TEST LABORATORIES, INC.
2023 EQUITY INCENTIVE PLAN

1.    Purposes of the Plan. The purposes of this Plan are:

•     to attract and retain the best available personnel for positions of substantial responsibility;

•     to provide additional incentive to Employees, Directors and Consultants; and

•     to promote the success of the Company’s business.

2.    Definitions. As used herein, the following definitions will apply:

(a)  “Administrator” means the Committee.

(b)  “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder including, but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)  “Approval Date” has the meaning set forth in Section 23.

(d)  “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Share-Based Awards.

(e)  “Award Agreement” means the written or electronic agreement and all amendments thereto setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)   “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

(g)  “Board” means the Board of Directors of the Company.

(h)  “Cause” means, in the absence of an Award Agreement or employment or service agreement with the Participant otherwise defining Cause, (i) a Participant’s conviction of or indictment for any crime (whether or not involving the Company or any Parent or Subsidiary of the Company) (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Company or any Parent or Subsidiary of the Company, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or any Parent or Subsidiary of the Company; (ii) conduct of a Participant, in connection with his employment or service, that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company or any Parent or Subsidiary of the Company; (iii) any material violation of the policies of the Company or any Parent or Subsidiary of the Company including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or any Parent or Subsidiary of the Company; (iv) willful neglect in the performance of a Participant’s duties for the Company or any Parent or Subsidiary of the Company or willful or repeated failure or refusal to perform such duties; (v) acts of willful misconduct on the part of a Participant in the course of his employment or service that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Parent or Subsidiary of the Company; (vi) embezzlement, misappropriation or fraud committed by a Participant or at his direction, or with his personal knowledge, in the course of his employment or service, that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Parent or Subsidiary of the Company; or (vii) a Participant’s breach of any material provision of any employment or service agreement that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Parent or Subsidiary of the Company, which breach is not susceptible to cure, or that is not cured within thirty (30) days after the Participant is given written notice of such breach by the Company; provided, however, that if, subsequent to a Participant’s voluntary termination for any reason or involuntary termination by the Company or any Parent or Subsidiary of the Company without Cause, it is discovered that the Participant’s

Appendix A-1-1

employment or service could have been terminated for Cause, upon determination by the Administrator, such Participant’s employment or service shall be deemed to have been terminated for Cause for all purposes under this Plan. In the event there is an Award Agreement or an employment or service agreement with the Participant defining Cause, “Cause” shall have the meaning provided in such agreement, and a termination by the Company or any Parent or Subsidiary of the Company for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or employment or service agreement are complied with. The Administrator shall have the sole discretion to determine whether a Participant has been terminated for Cause.

(i)   “Change in Control” means the occurrence of any of the following events:

(i)          A change in the ownership of the Company which occurs on the date that any one person (within the meaning of Section 13(d) of the Exchange Act), or more than one person acting as a group (“Group”), acquires Beneficial Ownership of the stock of the Company that, together with the stock held by such person, constitutes more than thirty percent (30%) of the total voting power of the stock of the Company;

(ii)         The consummation of a merger or consolidation of the Company with any other corporation or other entity, or the issuance of voting securities in connection with a merger or consolidation of the Company pursuant to applicable stock exchange requirements; provided that immediately following such merger or consolidation the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of such merger or consolidation or parent entity thereof) fifty percent (50%) or more of the total voting power of the Company’s stock (or, if the Company is not the surviving entity of such merger or consolidation, fifty percent (50%) or more of the total voting power of the stock of such surviving entity or parent entity thereof);

(iii)        during any 12-consecutive month period, the individuals who, at the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided, however, that except as set forth in this Section 2(i)(iii), an individual who becomes a member of the Board subsequent to the beginning of the 12-month period, shall be deemed to have satisfied such 12-month requirement and shall be deemed an Incumbent Director if such Director was elected by or on the recommendation of, or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such period) or by operation of the provisions of this Section; if any such individual initially assumes office as a result of or in connection with either an actual or threatened solicitation with respect to the election of Directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board, then such individual shall not be considered an Incumbent Director; or

(iv)        the sale, transfer, or assignment to, or other action by any person of all or substantially all of the Company’s assets and business in one or a series of related transactions.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation; or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Notwithstanding the foregoing, to the extent an Award or any payment thereunder is considered “deferred compensation” subject to Section 409A of the Code, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Code.

(j)   “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

Appendix A-1-2

(k)  “Committee” means the compensation committee of the Board, unless another duly authorized committee is designated by the Board, in accordance with Section 4 hereof. If there is no compensation committee of the Board and the Board does not designate another committee, references herein to the “Committee” shall refer to the Board.

(l)   “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(m) “Company” means Heart Test Laboratories, Inc., a Texas corporation, or any successor thereto.

(n)  “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act. For the avoidance of doubt, a Consultant will include advisory members of the Board.

(o)  “Data” means certain personal information about a Participant including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor.

(p)  “Director” means a member of the Board.

(q)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(r)   “Employee” means any person, including Officers and Inside Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(s)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)   “Fair Market Value” means, as of any date, the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange, the NYSE American or the NASDAQ Stock Market) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator utilizing a reasonable application of a reasonable valuation method in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(B).

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(u)  “Fiscal Year” means the fiscal year of the Company.

(v)  “Good Reason” means, in the absence of an Award Agreement or employment or service agreement with the Participant otherwise defining Good Reason:

(i)          a reduction in Participant’s annual base salary as in effect immediately prior to a Change in Control or as the same may be increased from time to time;

(ii)         a change in the principal place of Participant’s employment, as in effect at the time of a Change in Control, to a location more than fifty (50) miles from such principal place of employment, excluding required travel on the Company’s business; or

Appendix A-1-3

(iii)        the failure by the Company or any successor, without Participant’s consent, to pay to Participant any portion of Participant’s current compensation, or to pay to Participant any portion of any deferred compensation, within ten (10) days of the date any such compensation payment is due.

Notwithstanding the above, an event listed in (i)-(iii) above will only constitute Good Reason if (A) Participant notifies the Board in writing of the underlying circumstances constituting Good Reason within thirty (30) days of the occurrence of the circumstances constituting Good Reason, (B) the Company fails to cure such circumstances within thirty (30) days after receiving written notice thereof, and (C) Participant terminates his or her employment within thirty (30) days after such cure period has expired.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)  “Inside Director” means a Director who is an Employee.

(y)  “Nonstatutory Stock Option” means an Option that does not qualify or is not intended to qualify as an Incentive Stock Option.

(z)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)“Option” means a stock option granted pursuant to the Plan.

(bb)“Other Share-Based Award” means an Award granted pursuant to Section 10 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, dividend rights or dividend equivalent rights or Awards with value and payment contingent upon service with performance of the Company, its Subsidiaries or business units thereof or any other factors designated by the Committee.

(cc) “Outside Director” means a Director who is not an Employee.

(dd) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee) “Participant” means the holder of an outstanding Award.

(ff)  “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 9.

(gg)“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 9.

(hh) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ii)  “Plan” means this 2023 Equity Incentive Plan.

(jj)  “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(kk) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

Appendix A-1-4

(ll)  “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(mm) “Securities Act” means the Securities Act of 1933, as amended.

(nn)“Service Provider” means an Employee, Director or Consultant.

(oo)“Share” means a share of the Company’s Common Stock, par value $0.001 per share, as adjusted in accordance with Section 13 of the Plan.

(pp)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.

(a) Reservation of Shares. Subject to the provisions of Section 13 of the Plan and the following sentence, the maximum aggregate number of Shares that may be issued under the Plan is (i) 2,500,000 Shares plus (ii) any Shares subject to options that expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan under this clause (ii) equal to 832,195 Shares. The number of Shares available for issuance under the Plan will be subject to automatic increase on the first day of each Fiscal Year beginning with Fiscal Year beginning May 1, 2024, so that the number of Shares available for issuance under the Plan is equal to the least of:

(i)          Twenty five percent (25%) of the total number of shares of all classes of common stock and preferred stock as converted to common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

(ii)         a lesser number of Shares determined by the Administrator.

Notwithstanding the above, the number of shares available for issuance under Awards that are Incentive Stock Options will be no more than the lesser of (x) the actual maximum aggregate amount of Shares available for issuance as has been adjusted annually pursuant to subsection (A)-(C) or (y) the maximum aggregate number of shares that would be available for issuance if each annual adjustment described above would be pursuant to subsection (C).

(b)  Lapsed and Returned Awards. For purposes of determining the number of Shares available for issuance under the Plan:

(i)          If any Award expires or is terminated, surrendered or cancelled or otherwise becomes unexercisable without having been exercised in full, is forfeited in whole or in part including, without limitation, any Award which is forfeited to the Company due to failure to vest, then the unvested Shares (or, for Awards other than Options, the forfeited or unused Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).

(ii)         Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan.

(iii)        To the extent an Award under the Plan is settled or paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(iv)        Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of Shares available for issuance under the Plan.

(v)         Shares used to pay the Exercise Price of an Award or to satisfy tax withholding related to an Award will become available for future issuance under the Plan.

Appendix A-1-5

(vi)        Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c)  Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.    Administration of the Plan.

(a)  Administration; Delegation. The Plan shall be administered by the Committee. To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant Awards (except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Exchange Act).

(b)  Powers of the Administrator. Subject to the provisions of the Plan and Applicable Law, the Administrator (or its delegate) will have the authority, in its discretion:

(i)          to determine the Fair Market Value;

(ii)         to select the Service Providers to whom Awards may be granted hereunder;

(iii)        to determine the number of Shares to be covered by each Award granted hereunder;

(iv)        to approve forms of Award Agreements for use under the Plan;

(iv)        to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(v)         to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi)        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(vii)       to modify or amend each Award (subject to Section 19 of the Plan and Applicable Law) including, but not limited to, the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(ix)        to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 14 of the Plan;

(x)         to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)        to determine the timing and characterization or reason for a Participant’s termination of employment or service with the Company; and

(xii)       to make all other determinations deemed necessary or advisable for administering the Plan.

(c)  Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(d)  Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any

Appendix A-1-6

action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

5.    Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Share-Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.    Stock Options.

(a)  Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted. To the extent that an Option is not designated as an Incentive Stock Option in the Award Agreement, or even if so designated does not qualify, in whole or in part, as an Incentive Stock Option at or subsequent to the date of grant, such Option, or the non-qualifying portion thereof, shall be a Nonstatutory Stock Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

(b)  Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)  Option Exercise Price and Consideration.

(i)          Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)  In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant;

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)         In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

Appendix A-1-7

(3)         Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and Section 409A of the Code.

(ii)         Transferability. Notwithstanding as otherwise provided in Section 12, an Incentive Stock Option will not be transferable other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant or his guardian or legal representative.

(iii)        Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iv)        Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d)  Exercise of Option.

(i)          Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

(ii)         Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and cancelled. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate.

Appendix A-1-8

(iii)        Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and cancelled. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate.

(iv)        Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and cancelled. If the Option is not so exercised within the time specified herein, the Option will terminate.

(v)         Prohibition on Repricing. Except as otherwise provided in Section 13, without the prior approval of shareholders of the Company: (A) the exercise price of an Option may not be reduced, directly or indirectly, (B) an Option may not be cancelled in exchange for cash, other Awards, or Options with an exercise or base price that is less than the exercise price of the original Option, and (C) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

7.    Restricted Stock.

(a)  Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)  Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)  Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)  Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)  Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)   Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

Appendix A-1-9

(g)  Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)  Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.    Restricted Stock Units.

(a)  Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)  Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon continued employment or service and/or the achievement of Company-wide, divisional, business unit, or individual goals or any other basis determined by the Administrator in its discretion.

(c)  Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payment in respect of the underlying Shares as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)  Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at such times as determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)  Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited and cancelled.

9.    Performance Units and Performance Shares.

(a)  Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)  Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)  Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued employment or service as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals or any other basis determined by the Administrator in its discretion including, but not limited to, the following: (i) attainment of research and development milestones; (ii) business divestitures and acquisitions; (iii) cash flow; (iv) cash position; (v) earnings (which may include earnings before interest and taxes, earnings before taxes, and net taxes); (vi) earnings per share; (vii) expenses; (viii) gross margin; (ix) growth in shareholder value relative to the moving average of the S&P 500 Index or another index; (x) new product development;

Appendix A-1-10

(xi) operating cash flow; (xii) strategic measures; and (xiii) other measures. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, may be based on a ratio or separate calculation of any performance criteria and may be made relative to an index, one or more of the performance goals themselves, a previous period’s results or to a designated comparison group. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the performance objectives or the related level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.

(d)  Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payment in respect of units/Shares underlying the Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)  Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made at such times as determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)   Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited and cancelled.

10.  Other Share-Based Awards. The Administrator is authorized, subject to limitations under Applicable Law, to grant Other Share-Based Awards. The Administrator shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, broker-assisted cashless exercise or any combination thereof, as the Administrator shall determine; provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.

11.  Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.  Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution or to a trust or estate planning vehicle (provided that such trust or estate planning vehicle is approved by the Administrator), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.  Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)  Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, separation, rights offering, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other change in the corporate

Appendix A-1-11

structure of the Company affecting the Shares occurs, or in the event that there are changes in Applicable Laws, regulations or accounting principles, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, subject to compliance with Section 409A of the Code and other Applicable Law, adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the terms and conditions of any outstanding Award and the numerical Share limits in Section 3 of the Plan.

(b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)  Change in Control. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply unless otherwise provided in the most recently executed award agreement between the Service Provider and the Company, or specifically prohibited under applicable laws including, without limitation, Section 409A of the Code, or by the rules and regulations of any applicable governmental agencies or national securities exchanges or quotation systems:

(i)          In the event that (i) with respect to Awards assumed by the surviving entity of the Change in Control (the “Surviving Entity”) or otherwise equitably converted or substituted in connection with a Change in Control, in the event of a Service Provider’s death or Disability or in the event a Service Provider’s employment is terminated by the Surviving Entity (or a Parent or a Subsidiary which is his or her employer) for reasons other than Cause or if a Service Provider voluntarily terminates his or her employment for Good Reason within 24 months following a Change in Control, or (ii) the Plan is terminated by the Surviving Entity or an affiliate of the Surviving Entity following a Change in Control without provision for the continuation of outstanding Awards hereunder or equitable conversion or substitution of such Award in connection with the Change in Control in a manner approved by the Administrator, all Awards which have not otherwise expired shall be Accelerated (as defined below). If, upon a Change in Control, awards in other shares or securities are continued or equitably converted or substituted for outstanding Awards pursuant to Section 13(a), and immediately following the Change in Control the Service Provider becomes employed (if the Service Provider was an employee immediately prior to the Change in Control) by the Surviving Entity or any affiliate of the Surviving Entity, or a successor to the Surviving Entity or any affiliate of the Surviving Entity, the Service Provider shall not be treated as having terminated employment or service for purposes of this Section 13 until such time as the Participant’s employment or service with the Surviving Entity, as applicable, is terminated. The terms of this Section 13 shall apply to all Awards except to the extent that an Award Agreement provides for different treatment (in which case the terms of the Award Agreement shall govern and this Section 13(c) shall not be applicable).

(ii)         For purposes of this Section 13(c), Awards of a Service Provider being “Accelerated” means, with respect to such Service Provider:

(A)        any and all Options shall become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term; and

(B)         any restriction periods and restrictions imposed on Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Share-Based Awards shall lapse and with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Service Provider or other written agreement between the Service Provider and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

(iii)        For the purposes of this Plan, an Award shall be considered assumed by the Surviving Entity or otherwise equitably converted or substituted if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date

Appendix A-1-12

of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor or subsidiary, the Administrator may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Administrator in its sole discretion and its determination shall be conclusive and binding

(d)  Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, then the Outside Director will fully vest in and have the right to exercise Options as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units Performance Shares, Performance Units and Other Share-Based Awards will lapse, and, with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Outside Director, or other written agreement between the Outside Director and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

14.  Tax.

(a)  Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to the Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)  Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld (i.e., net settlement), or (iii) delivering to the Company already-owned Shares having a fair market value not in excess of the maximum statutory amount required to be withheld or (iv) any combination thereof. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)  Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. Notwithstanding anything in the Plan to the contrary, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and any amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right

Appendix A-1-13

to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company (or any Parent or Subsidiary of the Company, as applicable) be liable for or reimburse a Participant for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by any Participant on account of non-compliance with Section 409A of the Code.

15.  No Effect on Employment or Service. Neither the Plan nor any Award (nor any vesting schedule contained therein) will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent or Subsidiary of the Company) to terminate such relationship at any time, with or without Cause, to the extent permitted by Applicable Laws.

16.  No Uniformity of Treatment. No Service Provider, Participant, or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Service Providers, Participants, holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of or any contractual right to receive future grants, or benefits in lieu of grants, even if Awards have been granted in the past. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

17.  Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.  Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19.  Amendment and Termination of the Plan.

(a)  Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan and the Administrator may at any time waive any conditions or rights under, amend any terms of, or amend, alter, suspend or terminate any Award granted thereunder, prospectively or retroactively, without the consent of any relevant Participant or beneficiary of an Award, subject to Section 19(b); provided, that to the extent required by the Code or the rules of the New York Stock Exchange, the NYSE-American, the NASDAQ Stock Market, such other exchange upon which the Company’s Common Stock is either quoted or traded, or the SEC, shareholder approval shall be required for any material amendment of this Plan.

(b)  Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan or any Award will materially adversely impair the rights of any Participant or beneficiary under any Award theretofore granted under the Plan, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company except (x) to the extent any such action is made to cause the Plan to comply with Applicable Law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 22. The Administrator shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 13) affecting the Company, or the financial statements of the Company, or of changes in Applicable Laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

Appendix A-1-14

20.  Conditions Upon Issuance of Shares.

(a)  Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22.  Forfeiture Events.

(a)  All Awards granted under the Plan will be subject to recoupment under any clawback policy that the Company has in place from time to time, including any policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. The Administrator may, to the extent permitted by Applicable Laws and stock exchange rules or by any applicable policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to a Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate including, but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 22 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Subsidiary.

(b)  The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as a Service Provider for cause or any specified action or inaction by a Participant, whether before or after the date Participant is no longer a Service Provider, that would constitute cause for termination of such Participant’s status as a Service Provider.

(c)  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under securities laws, any Participant who (1) knowingly or through gross negligence engaged in the misconduct or who knowingly or through gross negligence failed to prevent the misconduct or (2) is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, must reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

23.  Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board (the “Approval Date”). Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. In the event that the Plan is not approved by the shareholders of the Company, all outstanding Awards shall be null and void.

Appendix A-1-15

24.  Miscellaneous.

(a)  Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(b)  If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

(c)  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(d)  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(e)  Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Administrator, be necessary or desirable to recognize differences in local law, tax policy or custom. The Administrator also may impose conditions on the exercise or vesting of Awards in order to minimize the Administrator’s obligation with respect to tax equalization for Participants on assignments outside their home country.

(f)   Language. If the Participant receives an Award Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version of such Award Agreement or such other document will control.

25.  Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and any assignee or successor entity, including any successor entity contemplated by Section 13(c).

26.  Data Protection.

(a)  Personal Data Processing. By participating in the Plan, the Participant understands and acknowledges that it is necessary for the Company, Parent and any of its Subsidiaries and affiliates to collect, use, disclose, hold, transfer and otherwise process certain personal information about the Participant including, but not limited to, the Participant’s Data, or other personal information as described in an Award Agreement or any other grant materials or as otherwise provided to the Company or any Parent, Subsidiary or affiliate for the purpose of implementing, administering and managing the Plan. Any such processing will be carried out in accordance with the Company’s legitimate interest in administering the Plan and using commercially reasonable efforts to comply with applicable data protection laws. A Participant’s failure or refusal to provide or update such Participant’s Data (or to agree to the terms and conditions of the Plan) may result in the Company being unable to administer the Plan in respect of such Participant. A Participant’s Data will be retained by the Company for as long as such Participant holds Awards and/or Shares in the Company, and thereafter, to the extent necessary to fulfill lawful purposes or as long as required by applicable law, which is generally seven (7) years. These purposes include:

(i)          administering and maintaining Participant records;

(ii)         providing information to the Company or any Parent, Subsidiary or affiliate, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;

Appendix A-1-16

(iii)        providing information to future purchasers or merger partners of the Company or any affiliate, or the business in which the Participant works; and

(iv)        transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country.

(b)  Disclosure. The Company may transfer a Participant’s Data amongst its Parent, Subsidiaries or affiliates and service providers, acting as processors or joint data controllers, including any stock plan administrator (the “Stock Plan Administrator”) that is an independent service provider based in the United States assisting the Company with the implementation, administration and management of the Plan. The Stock Plan Administrator may open an account for a Participant to receive and trade Shares. A Participant may be asked to acknowledge, or agree to, separate terms and data processing practices with the Stock Plan Administrator. In the future, the Company may select a different service provider or additional service providers and share Data with such other provider(s) serving the Company in a similar manner.

(c)  International Transfer. A Participant’s Data may be transferred from such Participant’s country to other jurisdictions, including the United States. The Participant understands and acknowledges that such jurisdictions might have enacted data privacy laws that are less protective or otherwise different from those applicable in the Participant’s country of residence. The Company shall take reasonable steps to ensure that the Participant’s Data is legally transferred and continues to be adequately protected and securely held. If the Participant’s Data is subject to the data protection laws of the European Economic Area, including the United Kingdom (the “EEA”), the Company shall rely upon an adequate mechanism for the international transfer and subsequent onward transfers of personal data. The Company is certified to the EU-U.S. Privacy Shield Program.

(d)  Data Subject Rights. Subject to the nature of the data, the purpose and nature of the processing, and any lawful bases of the Company, the Participant understands that he or she may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to or copies of Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of the Participant’s Data. To receive clarification regarding these rights or to exercise these rights, the Participant may contact the Company.

(e)  Data Controller. The data controller is Heart Test Laboratories, located at, United States of America, can be contacted at 550 Reserve Street, Suite 360, Southlake, Texas 76092.

27.  Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Awards granted under the Plan or future Awards that may be granted under the Plan by electronic means or request the Participant’s consent to participate in the Plan by electronic means. By participating in the Plan, the Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

28.  Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Texas, without application of the conflicts of law principles thereof.

Appendix A-1-17

Appendix A-2

AMENDMENT NO. 1 TO THE HEART TEST LABORATORIES, INC.
2023 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors of Heart Test Laboratories, Inc. (the “Company”) have previously adopted the Heart Test Laboratories, Inc. 2023 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 3(a) of the Plan, an initial total of two million five hundred thousand (2,500,000) shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), have been reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the initial number of shares issuable under the Plan by six million (6,000,000) to eight million five hundred thousand (8,500,000) shares, including shares previously issued thereunder;

WHEREAS, the Company desires to make certain other changes to the Plan as more fully discussed below, and Section 19 of the Plan permits the Company to amend the Plan from time to time, subject to certain limitations specified therein; and

WHEREAS, this Amendment No. 1 to the Plan has been approved by the Company’s board of directors on November 27, 2023.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

1. Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a) Reservation of Shares. Subject to the provisions of Section 13 of the Plan and the following sentence, the maximum aggregate number of Shares that may be issued under the Plan is (i) 8,500,000 Shares plus (ii) any Shares subject to options that expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan under this clause (ii) equal to 832,195 Shares. The number of Shares available for issuance under the Plan will be subject to automatic increase on the first day of each Fiscal Year beginning with Fiscal Year beginning May 1, 2024, so that the number of Shares available for issuance under the Plan is equal to the least of:

(i) Twenty five percent (25%) of the total number of shares of all classes of common stock and preferred stock as converted to common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

(ii) a lesser number of Shares determined by the Administrator.

Notwithstanding the above, the number of shares available for issuance under Awards that are Incentive Stock Options will be no more than the lesser of (x) the actual maximum aggregate amount of Shares available for issuance as has been adjusted annually pursuant to subsection (A)-(C) or (y) the maximum aggregate number of shares that would be available for issuance if each annual adjustment described above would be pursuant to subsection (C).

2. In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 to the Company’s 2023 Equity Incentive Plan as of ______ __, ____.

HEART TEST LABORATORIES, INC.
By:
Name:
Title:

Appendix A-2-1

ANNUAL MEETING OF STOCKHOLDERS OF HEART TEST LABORATORIES, INC. January 17, 2024 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and annual report are available at http://www.astproxyportal.com/ast/26868 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL DIRECTORS AND “FOR” PROPOSALS 2, 3, 4, 5, 6, 7 AND 8. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 011724 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 1. Election of Directors: O Brian Szymczak Class I Director O Bruce Bent Class I Director O Mark Hilz Class II Director O David R. Wells Class II Director 2. Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the full issuance of shares of common stock issuable by Heart Test Laboratories, Inc. (the “Company”) pursuant to the Company’s Equity Line of Credit. 3. Approval of the Company’s 2023 Equity Incentive Plan, as amended. 4. Ratification of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2024. 5. Approval of an amendment to the Company’s Amended and Restated Certificate of Formation to effect, at the sole discretion of the Company’s Board of Directors, a reverse stock split of the issued and outstanding shares of the Company’s common stock at a ratio to be determined at the sole discretion of the Company’s Board of Directors within a range of one-for-two through one-for-one hundred. 6. Approval of an amendment to the Company’s Amended and Restated Certificate of Formation to change the name of the Company from “Heart Test Laboratories, Inc.” to “ HeartSciences Inc.” 7. Approval of an amendment to the Company’s Amended and Restated Certificate of Formation to decrease the number of the Company’s shares of common stock needed to establish a quorum for meetings of the Company’s shareholders. 8. Approval of an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6, 7 and 8. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

14475 HEART TEST LABORATORIES, INC. Proxy for Annual Meeting of Stockholders on January 17, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Andrew Simpson and Danielle Watson, or any of them, each with full power of substitution, as proxy to represent and vote all shares of common stock, of Heart Test Laboratories, Inc. (the “Company”) held of record by the undersigned on November 20, 2023, in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors”) to be used at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January 17, 2024 at 9:00 A.M. (Eastern Time) and at any postponement of adjournment thereof. The Annual Meeting will be held virtually via a live audio webcast as provided in the proxy statement. This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of all Company director nominees, FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the full issuance of shares of common stock issuable by the Company pursuant to the Company’s Equity Line of Credit, FOR the approval of the Company’s 2023 Equity Incentive Plan, as amended, FOR the ratification of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2024, FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Formation to effect, at the sole discretion of the Company’s Board of Directors, a reverse stock split of the issued and outstanding shares of the Company’s common stock, at a ratio to be determined at the sole discretion of the Company’s Board of Directors within a range of one-for-two through one-for-one hundred, FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Formation to change the name of the Company from “Heart Test Laboratories, Inc.” to “HeartSciences Inc.”, FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Formation to decrease the number of shares of the Company’s common stock needed to establish a quorum for meetings of the Company’s shareholders and FOR the approval of an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. (Continued and to be signed on the reverse side) 1.1